GLOBAL EQUITY FUNDS
                                   PROSPECTUS


                          IAI DEVELOPING COUNTRIES FUND
                             IAI INTERNATIONAL FUND



                                  JUNE 1, 1998










                                     [LOGO]
                                  MUTUAL FUNDS

                                IAI MUTUAL FUNDS
                            ------------------------
             IAI Developing Countries Fund, IAI International Fund

FUND EXPENSE INFORMATION.....................................................3

FUND DIRECTORS...............................................................3

FINANCIAL HIGHLIGHTS.........................................................4

INVESTMENT OBJECTIVE AND POLICIES............................................8

OTHER FUND INVESTMENT TECHNIQUES.............................................12

FUND RISK FACTORS............................................................18

MANAGEMENT...................................................................22

INVESTMENT PERFORMANCE.......................................................24

COMPUTATION OF NET ASSET
VALUE AND PRICING............................................................24

PURCHASE OF SHARES...........................................................25

RETIREMENT PLANS.............................................................27

AUTOMATIC INVESTMENT PLAN....................................................27

REDEMPTION OF SHARES.........................................................27

EXCHANGE PRIVILEGE...........................................................29

AUTOMATIC EXCHANGE PLAN......................................................29

AUTHORIZED TELEPHONE TRADING.................................................30

SYSTEMATIC CASH WITHDRAWAL PLAN..............................................30

DIVIDENDS, DISTRIBUTIONS AND
TAX STATUS...................................................................31

DESCRIPTION OF COMMON STOCK..................................................33

COUNSEL AND AUDITORS.........................................................34

CUSTODIAN, TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT....................................................34

ADDITIONAL INFORMATION.......................................................34

                                IAI MUTUAL FUNDS
                            ------------------------
             IAI Developing Countries Fund, IAI International Fund


PROSPECTUS DATED JUNE 1, 1998

IAI Developing Countries Fund ("Developing Countries Fund") and IAI International Fund ("International Fund") are separate portfolios of IAI Investment Funds III, Inc., an open-end diversified management investment company authorized to issue its shares of common stock in more than one series.

Developing Countries Fund seeks to achieve its objective of long-term capital appreciation by investing primarily in equity securities of companies domiciled or otherwise having substantial operations in developing countries. There can be no assurance that Developing Countries Fund's investment objective will be achieved.

International Fund's primary objective is capital appreciation, with current income (principally from dividends) being the secondary objective. International Fund will endeavor to achieve its objectives by investing, under normal circumstances, at least 95% of its portfolio in equity and equity-related securities of non-United States issuers.

INVESTING IN DEVELOPING COUNTRIES FUND OR INTERNATIONAL FUND INVOLVES SIGNIFICANT RISKS AND CONSIDERATIONS NOT NORMALLY ASSOCIATED WITH A FUND WHICH INVESTS PRIMARILY IN SECURITIES OF U.S. ISSUERS AND MAY BE CONSIDERED SPECULATIVE. SHARES OF EITHER DEVELOPING COUNTRIES FUND OR INTERNATIONAL FUND ARE NOT DESIGNED TO BE A COMPLETE INVESTMENT PROGRAM. SEE "FUND RISK FACTORS" ON PAGE 13.

This Prospectus sets forth concisely the information which a prospective investor should know about each Fund before investing and it should be retained for future reference. A "Statement of Additional Information" dated June 1, 1998 which provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write the Funds at the address or telephone number shown on the inside back cover of this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

                                IAI MUTUAL FUNDS
                            ------------------------
             IAI Developing Countries Fund, IAI International Fund



FUND EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------------------------------------------------------------
                                                                       Developing Countries Fund     International Fund
-------------------------------------------------------------------------------------------------------------------------
Sales Load Imposed on Purchases.....................................           None                        None
Sales Load Imposed on Reinvested Dividends..........................           None                        None
Redemption Fees*....................................................           None                        None
Exchange Fees.......................................................           None                        None
----------------------------------------
* Each Fund charges a $10.00 fee for the
    payment of redemption proceeds by wire.

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
------------------------------------------------------------------------------------------------------------------------
                                                                      Developing Countries Fund      International Fund
------------------------------------------------------------------------------------------------------------------------
Management Fee...................................................             2.00%                        1.67%
Rule 12b-1 Distribution Fee......................................             None                         None
Other Expenses...................................................             None                         None
                                                                              -----------------------------------------
Total Fund Operating Expenses                                                 2.00%                        1.67%
                                                                              =========================================

EXAMPLE:

Based upon the levels of Total Fund Operating Expenses listed above, you would pay the following expenses on a $1,000 investment, assuming a five percent annual return and redemption at the end of each period:


                                            1 Year            3 Years           5 Years          10 Years
                                            ------            -------           -------          --------

         Developing Countries Fund            $20               $63              $108              $233
         International Fund                   $17               $53              $ 91              $198


The purpose of the above table is to assist you in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly. The information with respect to International Fund reflects a fee break based on the Fund's size. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


                                 FUND DIRECTORS

                                 Madeline Betsch
                               W. William Hodgson
                                 George R. Long
                                J. Peter Thompson
                               Charles H. Withers

                                IAI MUTUAL FUNDS
                            ------------------------
             IAI Developing Countries Fund, IAI International Fund




FINANCIAL HIGHLIGHTS

The following information has been audited by KPMG Peat Marwick LLP, independent auditors, whose report is included in each Fund's Annual Report. The financial statements in the Annual Report are incorporated by reference in (and are a part of) the Statement of Additional Information. Such Annual Report may be obtained by shareholders on request from a Fund at no charge.

DEVELOPING COUNTRIES FUND


                                                                                                         Period from
                                                                                                           2/10/95***
                                                                                                               to
                                                                     Years Ended January 31,               1/31/96
                                                                   ------------------------------         -----------
                                                                    1998                1997
                                                                   ------               ----
NET ASSET VALUE
   Beginning of period                                             $10.38              $10.56               $10.00
                                                              ------------------- -----------------     ---------------

OPERATIONS
   Net investment income                                             0.06               0.05                  --
   Net realized and unrealized gains (losses)                       (2.41)              0.46                 0.83
                                                              ------------------ -----------------    ----------------

Total from operations                                               (2.35)              0.51                 0.83
                                                              ------------------- -----------------   ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                            (0.16)             (0.06)                --
   Net realized gains                                               (0.69)             (0.63)               (0.27)
                                                              ------------------  ----------------- ----------------

Total distributions                                                 (0.85)             (0.69)               (0.27)
                                                              ------------------- ----------------- ----------------

NET ASSET VALUE
   End of period                                                    $7.18             $10.38               $10.56
                                                              =================== ================= ================

Total investment return*                                           (23.13%)             5.22%                8.53%

Net assets at end of period (000's omitted)                         $7,943            $11,982               $7,357

RATIOS
   Expenses to average daily net assets**                           2.00%               2.00%                2.15%+
   Net investment income to average net assets**                    0.49%               0.52%                0.04%+
   Average brokerage commission rate****                           $0.0041            $0.0057                 N/A
   Portfolio turnover rate
     (excluding short-term securities)                             71.7%               61.0%                41.9%
----------------------------------------
*    Total  investment  return  is  based  on the  change  in net  asset value  of a share  during  the  period  and assumes reinvestment of all distributions at net asset value.
**   The Fund's adviser voluntarily waived $17,765 and $45,293 in expenses for the year ended  January 31, 1997 and the period  ended  January 31, 1996, respectively.  If the Fund had been charged these expenses,  the ratio of expenses  to average  daily net  assets  would have been 2.17% and 3.42%, respectively,  and the ratio of net  investment  income (loss) to average daily net assets would have been 0.35% and (1.23%), respectively.
***  Commencement of operations.
**** Beginning  in fiscal  1997,  the Fund is  required to disclose an average brokerage  commission  rate. The  comparability of rates between domestic and foreign  equities may be affected by the fact that  commission  rates per share can vary significantly among foreign countries.
+    Annualized

4 - 5

                                IAI MUTUAL FUNDS
                            ------------------------
             IAI Developing Countries Fund, IAI International Fund


INTERNATIONAL FUND


                                                              Period from
                                                           April 1, 1994 to
                                 Years Ended January 31,      January 31,                 Years ended March 31,
                            -------------------------------   -------      -----------------------------------------------------
                               1998      1997      1996         1995(1)       1994    1993     1992     1991      1990     1989
                             -------   -------    -------      --------      -----   ------   ------   ------    ------   ------
NET ASSET VALUE
   Beginning of period        $12.11    $13.24     12.06        $13.45      $11.22   $11.02   $10.75   $10.70    $10.99   $9.82
                             ---------------------------------------------------------------------------------------------------

Operations:
   Net investment income        0.20      0.24      0.19          0.11       0.06      0.06     0.15     0.30      0.11    0.12
   Net realized and
    unrealized gains
    (loss)                     (0.34)     0.08      2.17         (0.62)      2.56      0.60     0.67    (0.11)     0.52    1.15
                             ---------------------------------------------------------------------------------------------------
Total from operations          (0.14)     0.32      2.36         (0.51)      2.62      0.66     0.82     0.19      0.63    1.27
                             ----------------------------------------------------------------------------------------------------

Distributions to
shareholders from:
   Net investment income       (0.32)    (0.28)    (0.16)         ---       (0.34)    (0.04)  (0.22)     ---      (0.13)  (0.10)
   Net realized gains          (1.39)    (1.17)    (1.02)        (0.88)     (0.05)    (0.42)  (0.33)    (0.14)    (0.79)    ---
                            -----------------------------------------------------------------------------------------------------
  Total distributions          (1.71)    (1.45)    (1.18)        (0.88)     (0.39)    (0.46)  (0.55)    (0.14)    (0.92)  (0.10)
                            -----------------------------------------------------------------------------------------------------
NET ASSET VALUE
   End of period              $10.26    $12.11    $13.24        $12.06     $13.45    $11.22  $11.02    $10.75    $10.70  $10.99
                            =====================================================================================================

Total investment return*      (1.04%)     2.39%    20.15%        (4.14%)    23.85%     6.18%   8.10%     1.87%     5.59%  12.99%

Net assets at end of
    period (000's omitted)   $63,349   $116,191  $151,663      $136,474   $134,796  $59,248  $36,239  $34,421    $29,872 $16,374

RATIOS
   Expenses to average net
     assets                   1.67%      1.65%      1.66%        1.72%+      1.74%     1.91%   2.00%     1.73%      1.88%  2.10%

   Net investment income
     (loss to average
     net assets)              1.42%      1.56%      1.12%        1.04%+      0.87%     1.42%   1.39%     2.79%      1.01%  1.20%

  Average brokerage
   commission rate**         $0.0108   $0.0157      N/A           N/A         N/A       N/A     N/A       N/A        N/A    N/A

 Portfolio turnover rate
  (excluding short-term
   securities)               76.4%      32.1%      39.2%         27.6%      50.9%     28.6%   35.1%     41.3%       32.9%  71.0%
----------------------------

*  Total investment return is based on the change in net asset value of a share during the period and assumes  reinvestment of all distributions at net asset value.
** Beginning in fiscal 1997, the Fund is required to disclose an average brokerage commission rate.  The comparability of rates between domestic and foreign equities may be affected by the fact that commission rates per share can vary significantly among foreign countries.
+    Annualized
(1) Reflects fiscal year-end change from March 31 to January 31.


6 - 7

                                IAI MUTUAL FUNDS
                            ------------------------
             IAI Developing Countries Fund, IAI International Fund



INVESTMENT
OBJECTIVES
AND POLICIES

DEVELOPING
COUNTRIES FUND

The investment objective of Developing Countries Fund is to provide long-term capital appreciation. Developing Countries Fund seeks to achieve its objective by investing primarily in equity securities of companies domiciled or otherwise having substantial operations in developing countries. Such objective may not be changed without shareholder approval. There can be no assurance that Developing Countries Fund will achieve its investment objective.

Under normal conditions, at least 65% of Developing Countries Fund's total assets will be invested in securities of companies domiciled or otherwise having substantial operations in developing countries. Developing countries include those generally considered to be developing or emerging by the World Bank or the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. Countries presently not considered developing are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom and the United States. Developing Countries Fund may also invest in securities of companies that derive 50% or more of their total revenue from either goods or services produced in developing countries or sales made in such developing countries and companies that maintain 50% or more of their assets in developing countries. Determinations as to eligibility will be based on publicly available information and inquiries made to the companies.

Developing Countries Fund will not necessarily seek to diversify investments on a geographic basis or on the basis of the level of economic development of any particular country. Developing Countries Fund focuses on equity securities, however, it may also invest in other types of instruments including debt securities. Developing Countries Fund has established no minimum rating criteria for the debt securities in which it may invest, and such securities may not be rated at all for creditworthiness. Securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Such securities are commonly referred to as junk bonds. Developing Countries Fund does not currently intend to invest more than 5% of its net assets in junk bonds. See "Investment
Objective and Policies" in the Statement of Additional Information for additional information regarding ratings of debt securities. In purchasing such securities, Developing Countries Fund will rely on IAI's judgment, analysis and experience in evaluating the creditworthiness of an

                                IAI MUTUAL FUNDS
                            ------------------------
             IAI Developing Countries Fund, IAI International Fund



issuer of such securities. IAI will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Developing Countries Fund does not intend to purchase debt securities that are in default or which IAI believes will be in default.

Developing Countries Fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques include buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short. Further information regarding such techniques is contained in the Statement of Additional Information.

INTERNATIONAL FUND

The primary investment objective of International Fund is capital appreciation with current income (principally from dividends) being a secondary objective. International Fund pursues its objectives by investing, under normal circumstances, at least 95% of the value of its net assets in equity and equity-related securities of non-United States issuers. Such objectives may not be changed without shareholder approval. There can be no assurance that International Fund will achieve its investment objectives.

International Fund invests primarily in equity securities which have the potential for above-average capital appreciation. Equity securities in which International Fund will invest include, but are not limited to, common stocks, securities convertible into common stock, preferred stock, partnership interests and other equity participations. From time to time, International Fund may also invest up to 20% of its net assets in the securities of companies with market capitalizations less than $1 billion.

When the anticipated total return from debt securities significantly exceeds the anticipated total return from foreign equity securities, up to 50% of International Fund's portfolio may be comprised of cash, cash equivalents, bonds and other debt securities of both United States and foreign issuers including:

     (a) Bonds and other fixed income securities of United States issuers which are rated within the four highest grades ("investment grade") by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P").

     (b) Corporate notes, bonds and other debt securities (such as Eurocurrency instruments) of non-United States issuers judged by IAI as being equivalent in repayment security to investment grade domestic obligations, provided that no more than 35% of International Fund's portfolio will be invested in foreign corporate debt securities with maturities of greater than one year at the time of investment.

     (c) United States dollars or securities with maturities of one year or less of, or guaranteed by, the United States

                                IAI MUTUAL FUNDS
                            ------------------------
             IAI Developing Countries Fund, IAI International Fund



Government, its agencies and instrumentalities.

     (d) Foreign currencies or securities of, or guaranteed by, foreign governments or the agencies or instrumentalities of foreign governments, or securities issued by supranational agencies (such as the World Bank) that are equivalent in repayment security to investment grade domestic obligations, provided that not more than 35% of International Fund's portfolio will be invested in foreign government obligations having a maturity of greater than one year from the date of investment.

     (e) Short-term debt instruments of domestic and foreign issuers such as commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements for such securities (provided that International Fund will not invest in foreign repurchase agreements and provided further that International Fund may not invest more than 10% of its total assets in domestic repurchase agreements and may invest in such repurchase agreements for defensive purposes only). The commercial paper purchased by International Fund will consist only of (i) obligations rated either Prime-2 or better by Moody's or A-2 or better by S&P, or (ii) unrated or foreign obligations issued by companies considered by IAI to offer equivalent repayment security.

International Fund is not required to maintain any particular geographical or currency mix of its investments. Therefore, at any particular time,
International Fund's investment portfolio may be substantially or primarily invested in securities of one or more selected markets where it appears that the available return from investments in such markets will equal or exceed the return available from investments in securities of other markets. Under normal circumstances, however, International Fund currently intends to invest a significant portion of its assets in countries that generally are representative of the market capitalization of the securities of the countries comprising the Morgan Stanley Capital International Europe, Australia, Far East ("EAFE") Index, an unmanaged index of foreign common stocks. The following table sets forth the approximate weighting of the EAFE Index based upon relative market capitalizations of securities in countries comprising the EAFE Index as of January 31, 1998, as well as the composition of International Fund's portfolio as of the same date:

                                IAI MUTUAL FUNDS
                            ------------------------
             IAI Developing Countries Fund, IAI International Fund


                          IAI International Fund        EAFE Index
 ---------------------------------------------------------------------
 AFRICA
 South Africa                       --                      --
 EUROPE
 Belgium                            --                      1
 Denmark                            --                      1
 Finland                            2                       1
 France                             19                      8
 Germany                            9                       9
 Ireland                            1                       --
 Italy                              --                      4
 Netherlands                        3                       5
 Norway                             --                      1
 Portugal                           3                       1
 Spain                              3                       3
 Sweden                             --                      3
 Switzerland                        1                       8
 United Kingdom                     14                      22
 FAR EAST
 Australia                          3                       3
 China                              1                       --
 Hong Kong                          4                       3
 Indonesia                          --                      --
 Israel                             --                      --
 Japan                              17                      25
 Malaysia                           1                       1
 New Zealand                        2                       --
 Singapore                          2                       1
 South Korea                        --                      --
 Taiwan                             --                      --
 LATIN AMERICA
 Argentina                          1                       --
 Brazil                             1                       --
 Chile                              1                       --
 Mexico                             1                       --
 Peru                               1                       --
 OTHER COUNTRIES                    5                       --
 Cash                               5                       --
 ---------------------------------------------------------------------
 Total                             100%                    100%
 ---------------------------------------------------------------------

In making the allocation of assets among the various markets throughout the world, International Fund considers such factors as prospects for relative economic growth between foreign countries, expected levels of inflation and interest rates, government policies influencing business conditions, the range of individual investment opportunities available to international investors, and other pertinent financial, tax, social, political and national factors, all in relation to the prevailing prices of securities in each country or region. Nearly all foreign securities in which International Fund will invest will be issued by foreign corporations or traded on foreign stock exchanges.

International Fund may from time to time invest more than 50% of its total assets in Japan, although not less than four different foreign economies will, under normal circumstances, at any time be represented in International Fund's portfolio. Other economies in which management anticipates that International Fund may from time to time concentrate more than 25% of its total assets include the United Kingdom and Germany.

As discussed above, International Fund may from time to time concentrate more than 25% of its total assets in the economy of Japan. The following section includes a general discussion of the economy of Japan. Although the Fund may concentrate more than 25% of its assets in the United Kingdom and German economies, it does not expect to do so in the upcoming fiscal year. A discussion of the economies of the United Kingdom and Germany is set

                                IAI MUTUAL FUNDS
                            ------------------------
             IAI Developing Countries Fund, IAI International Fund




forth in the Statement of Additional Information.

Japan is politically organized as a democratic, parliamentary republic and has a population of approximately 122 million. The Japanese economy is heavily industrial and export-oriented. Although Japan is dependent upon foreign economies for raw materials, Japan's balance of payments in recent years has been strong and positive.

Japan has eight stock exchanges located throughout the country, but over 80% of all trading is conducted on the Tokyo Stock Exchange.

Prices of stocks listed on the Japanese stock exchange are quoted continuously during regular business hours. Trading commissions are at fixed scale rates which vary by the type and the value of the transaction, but can be negotiable for large transactions.

Securities in Japan are denominated and quoted in yen. Yen are fully convertible and transferable based on floating exchange rates into all currencies, without administrative or legal restrictions, for both nonresidents and residents of Japan.

International Fund may also invest in developing countries, which investments involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems which may be less stable. As stated in the "Investment Objective and Policies" section for Developing Countries Fund, developing countries include those generally considered to be developing or emerging by the World Bank or the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. In the past, markets of developing countries have been more volatile than the markets of developed countries. Such markets, however, often have provided investors with higher returns on their investments. International Fund will limit its investments in developing countries not included in the EAFE Index to not more than 15% of its total assets. For purposes of determining the country of an issuer for percentage limitation purposes, the Fund considers where an issuer is domiciled or otherwise has substantial operations.

OTHER FUND
INVESTMENT
TECHNIQUES

The ability of the Funds to utilize certain of the investment techniques discussed below may be subject to limitations and may subject the Funds to additional risks. Please refer to the section "Fund Risk Factors" below and to the Statement of Additional Information for more information regarding such limitations and risks. Unless otherwise indicated herein or in the Statement of Additional Information, each Fund may invest up to 100% of its assets in the securities listed below.

DEPOSITARY RECEIPTS

In addition to investing in such securities directly, each Fund may invest in the securities of foreign issuers in the form of sponsored and unsponsored American Depositary Receipts (ADRs), European

                                IAI MUTUAL FUNDS
                            ------------------------
             IAI Developing Countries Fund, IAI International Fund




Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other securities convertible into securities of foreign issuers. Generally, such securities evidence ownership of and may be converted into securities issued by a foreign corporation. The issuers of unsponsored depository receipts are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of such securities.

FOREIGN INDEX LINKED
INSTRUMENTS

Each Fund may invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("Foreign Index Linked Instruments"). Foreign Index Linked Instruments may offer higher yields than comparable securities linked to purely domestic indexes but also may be more volatile. Foreign Index Linked Instruments are relatively recent innovations for which the market has not yet been fully developed and, accordingly, they typically are less liquid than comparable securities linked to purely domestic indexes. In addition, the value of Foreign Index Linked Instruments will be affected by fluctuations in foreign exchange rates or in foreign interest rates. Foreign currency gains and losses with respect to Foreign Index Linked Instruments may affect the amount and timing of income recognized by such Fund.

BRADY BONDS

Each Fund may invest in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are debt securities issued under the framework of the Brady Plan, a mechanism for debtor nations to restructure their outstanding external indebtedness. Brady Bonds have been issued only recently and, accordingly, do not have a long payment history.

ZERO COUPON SECURITIES

Each Fund may also invest in zero coupon obligations of the U.S. Government or its agencies, tax exempt issuers and corporate issuers, including rights to stripped coupon and principal payments ("STRIPS"). Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. STRIPS are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. The market values of STRIPS and zero coupon bonds generally fluctuate in response to changes in interest rates to a greater degree than do interest-paying securities of comparable term and quality.

ILLIQUID SECURITIES

The Developing Countries Fund may invest up to 10% of its net assets, while the International Fund may invest up to 15% of its net assets, in securities that are considered illiquid because of the absence of a readily available market or

                                IAI MUTUAL FUNDS
                            ------------------------
             IAI Developing Countries Fund, IAI International Fund



due to legal or contractual restrictions. However, certain restricted securities that are not registered for sale to the general public but that can be resold to institutional investors may be considered liquid pursuant to guidelines adopted by the Board of Directors. The institutional trading market is relatively new, and the liquidity of a Fund's investments could be impaired if trading does not develop or declines.

FOREIGN CURRENCY
TRANSACTIONS

The value of the assets of a Fund as measured in United States dollars or a foreign currency or currencies may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and each Fund may incur costs in connection with conversions between various currencies. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

Each Fund may enter into foreign currency transactions for hedging purposes only and may not speculate on the fluctuations of foreign currency exchange rates. Each Fund may hedge against adverse changes in foreign currency exchange rates between the trade and settlement dates with respect to foreign securities it is purchasing or during the holding period with respect to foreign securities in its portfolio. With respect to foreign securities in its portfolio, each Fund may hedge a maximum of 50% of the value of its investment portfolio by establishing the value of such securities in U.S. dollars. Additionally, each Fund may hedge a maximum of 25% of the value of its investment portfolio by establishing the value of such securities in another foreign currency or currencies which IAI believes to be more stable than the currencies in which such securities are denominated.

When a Fund  enters  into a  contract  for the  purchase  or sale of a  security denominated in a foreign currency, it may desire to establish the cost or proceeds in U.S. dollars or another foreign currency. By entering into a forward contract in such currency for the purchase or sale of the amount of foreign currency involved in an underlying security investment, the Fund is able to protect itself against a possible loss between trade and settlement dates of a transaction or during the period of an investment in a foreign security resulting from an adverse change in the relationship between such two currencies. However, this tends to limit potential gains which might result from a positive change in such currency relationships. A Fund may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options and forward foreign currency transactions.

                                IAI MUTUAL FUNDS
                            ------------------------
             IAI Developing Countries Fund, IAI International Fund



When IAI believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar or another foreign currency, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. The forecasting of short-term currency market movement is difficult and the successful execution of a short-term hedging strategy is uncertain.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. A Fund will have to convert its holdings of foreign currencies into U.S. dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

ADJUSTING INVESTMENT
EXPOSURE

Each Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific fixed-income market movements), to manage the effective maturity or duration of a Fund's portfolio or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and

                                IAI MUTUAL FUNDS
                            ------------------------
             IAI Developing Countries Fund, IAI International Fund




other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures.

Such techniques and instruments may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to techniques and instruments entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any technique or instruments is a function of numerous variables including market conditions. The ability of a Fund to utilize these techniques and instruments successfully will depend on IAI's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Such techniques and instruments involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

                                IAI MUTUAL FUNDS
                            ------------------------
             IAI Developing Countries Fund, IAI International Fund


TEMPORARY INVESTMENTS

Each Fund reserves the right, as a temporary defensive measure, such as during periods of adverse market conditions or when equity or debt securities are deemed overvalued, to hold up to 100% of its total assets in cash or cash equivalents (in U.S. dollars or foreign currencies) and short-term securities, including money market securities.

BORROWING

Each Fund may borrow from banks (or through reverse repurchase agreements) for temporary or emergency purposes. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Each Fund currently has a line of credit with a bank at the prime interest rate. To the extent funds are drawn against the line of credit, securities are held in a segregated account. No compensating balances or commitment fees are required under the lines of credit. Each Fund does not intend borrowing to exceed 5% of its net assets.

CLOSED-END INVESTMENT
COMPANIES

A number of countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. Each Fund may invest up to 10% of its total assets in securities of closed-end investment companies. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. In the event that shares acquired at a premium subsequently decline in price relative to their net asset value or the value of portfolio investments held by such closed-end companies declines, a Fund and its shareholders may experience a loss. If a Fund acquires shares of closed-end investment companies, Fund shareholders would bear both their proportionate share of expenses in such Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

PORTFOLIO TURNOVER

The Funds will dispose of securities without regard to the time they have been held when such action appears advisable to management either as a result of securities having reached a price objective, or by reason of developments not foreseen at the time of the investment decision. Since investment changes usually will be made without reference to the length of time a security has been held, a significant number of short-term transactions may result. Accordingly, a Fund's annual portfolio turnover rate cannot be anticipated and may be relatively high. High turnover rates (100% or more) increase transaction costs and may increase taxable capital gains. The Funds' historical portfolio turnover rates are set forth in the section "Financial Highlights."

Further information regarding these and other techniques is contained in the Statement of Additional Information.

                                IAI MUTUAL FUNDS
                            ------------------------
             IAI Developing Countries Fund, IAI International Fund


FUND RISK FACTORS

FOREIGN INVESTMENT
RISK FACTORS

Developing Countries Fund is designed for aggressive investors interested in the investment opportunities offered in developing countries. To the extent that International Fund invests in developing countries, the Fund may be subject to additional risk. While IAI believes that investing in developing countries presents the possibility for significant growth over the long-term, it also entails significant risks. Many investments in developing countries can be considered speculative, and the price of securities and value of currencies can be much more volatile than in the more developed markets. This difference reflects the greater uncertainties of investing in less established markets and economies.

Investing in foreign securities typically involves additional risks than investing in securities of U.S. issuers. These risks are often heightened for investments in developing countries and include, but are not limited to, the risk of fluctuations in the value of the currencies in which they are denominated, including the devaluation of the currencies of such countries relative to the U.S. dollar, the risk of adverse political and economic developments and the possibility of expropriation, nationalization or confiscatory taxation or limitations on the removal of funds or other assets of the Funds. Additionally, the economies of many developing countries continue to experience significant problems, including high inflation rates, high interest rates, large external debt and continuing trade deficits and are characterized by extreme poverty, high unemployment and a significant dependence on limited industries. Because the Funds will invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the portfolio. Foreign currency exchange rates are determined by forces of supply and demand in the foreign exchange markets and other economic and financial conditions affecting the world economy. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in a Fund's net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by such Fund. In many developing countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. In addition, there also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards, practices and requirements applicable to domestic issuers. The foreign securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States. As an open-end investment company, each Fund is limited in the extent to

                                IAI MUTUAL FUNDS
                            ------------------------
             IAI Developing Countries Fund, IAI International Fund


which it may invest in illiquid securities. Further, the Funds may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. These factors could make foreign investments, especially those in developing countries, more volatile.

Brokerage commissions, custodial services, and other costs relating to investment in foreign countries and developing markets are generally more expensive than in the United States. Such markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended security purchases due to settlement problems could cause such Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Several countries restrict, to varying degrees, foreign investments in their securities markets. Government and private restrictions take a variety of forms, including (a) limitations on the amount of funds that may be introduced into or repatriated from the country (including limitations on repatriation of investment income and capital gains); (b) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation; (c) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor; (d) limitations on the types of securities which a foreign investor may purchase; and (e) restrictions on a foreign investor's right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

     A Fund's interest and dividend income from foreign issuers may be subject to non-U.S. withholding taxes. A Fund also may be subject to taxes on trading profits or on transfers of securities in some countries. The imposition of these taxes will increase the cost to a Fund of investing in any country imposing such taxes. For U.S. tax purposes, U.S. shareholders may be entitled to a credit or deduction to the extent of any foreign income taxes paid by such Fund. See "Dividends, Distributions and Tax Status."

Each Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. The sovereign debt in which a Fund may invest may involve a high degree of risk, including the risk of default. Governmental entities responsible for repayment of the debt may be unable or

                                IAI MUTUAL FUNDS
                            ------------------------
             IAI Developing Countries Fund, IAI International Fund



unwilling to repay principal and interest when due, and may require renegotiations or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors. A Fund may have limited recourse in the event of default on a sovereign debt instrument.

Many  of  the  currencies  of  developing   countries  have  experienced  steady
devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on such Fund. Some developing countries also may have managed currencies which are not free floating against the U.S. dollar. In addition, there is a risk that certain developing countries may restrict the free conversion of their currencies into other currencies. Further, the currencies of certain developing countries may not be internally traded.

Many developing countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain developing countries. The governments of many developing countries have exercised and continue to exercise a significant influence over many aspects of the private sector. Government actions concerning the economy could have a significant effect on market conditions and prices and/or yields of securities in which a Fund invests.

In some countries, the securities of banks or other financial institutions are among the most actively traded securities. Each Fund is restricted in its ability to invest in securities of an issuer which, in its most recent year, derived more than 15% of its revenues from "securities related activities," as defined by the rules under the Investment Company Act of 1940.

RISKS ASSOCIATED
WITH ADJUSTING
INVESTMENT EXPOSURE

The techniques and instruments described in the section "Adjusting Investment Exposure", including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent IAI's view as to certain market movements is incorrect, the risk that the use of such techniques and instruments could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options), current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price move-

                                IAI MUTUAL FUNDS
                            ------------------------
             IAI Developing Countries Fund, IAI International Fund



ments of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may not have markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of these techniques would reduce net asset value, and possibly income, and such losses can be greater than if the techniques and instruments had not been utilized.

RISKS OF LOWER-RATED
DEBT SECURITIES

Developing Countries Fund may invest in debt securities commonly known as "junk" bonds. Such securities are subject to higher risks and greater market fluctuations than are lower-yielding, higher-rated securities. The price of junk bonds has been found to be less sensitive to changes in prevailing interest rates than higher-rated investments, but is likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuers of a fixed-income security owned by Developing Countries Fund were to default, Developing Countries Fund might incur additional expenses to seek recovery. The risk of loss due to default by issuers of junk bonds is significantly greater than that associated with higher-rated securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of junk bonds and a concomitant volatility in the net asset value of a share of Developing Countries Fund.

The secondary market for junk bonds is less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The limited liquidity of the market may also adversely affect the ability of Developing Countries Fund to arrive at a fair value for certain junk bonds at certain times and could make it difficult for Developing Countries Fund to sell certain securities. For a description of Moody's and S&P ratings, see Appendix A to the Statement of Additional Information.

                                IAI MUTUAL FUNDS
                            ------------------------
             IAI Developing Countries Fund, IAI International Fund



RISK FACTORS
ASSOCIATED WITH INVESTING
IN SMALL COMPANIES

Investing in small companies involves greater risk than is customarily associated with investments in larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of small companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Therefore, to the extent International Fund invests in small companies, its shares may be subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund which invests entirely in more established stocks.

INVESTMENT RESTRICTIONS

Each Fund is subject to certain other investment policies and restrictions described in the Statement of Additional Information, some of which are fundamental and may not be changed without the approval of the shareholders of the Fund. Each Fund is a diversified investment company and has as a fundamental policy that with respect to 75% of its total assets, each Fund may not invest more than 5% of its total assets in any one issuer. Each Fund may not invest 25% or more of its assets in any one industry. Each Fund, also as a fundamental policy, may borrow only for temporary or emergency purposes in an amount not exceeding one-third of its total assets. Please refer to the Statement of Additional Information for a further discussion of each Fund's investment restrictions.


MANAGEMENT

Developing Countries Fund and International Fund were created on February 10, 1995 and April 23, 1987, respectively, as separate portfolios represented by separate classes of common stock of IAI Investment Funds III, Inc., a Minnesota corporation created on September 16, 1986. Under Minnesota law, each Fund's Board of Directors is generally responsible for the overall operation and management of each Fund. IAI serves as the investment adviser to each Fund. IAI has delegated to IAI International certain of its responsibilities and obligations as the Funds' investment adviser pursuant to a written agreement (the "Subadvisory Agreement"). IAI International is based in London and maintains a United States representative office with the same address as IAI. IAI also furnishes investment advice to other concerns including other investment companies, pension and profit sharing plans, portfolios of foundations, religious, educational and charitable institutions, trusts, municipalities and individuals, and has total assets under management in excess of $11 billion. The ultimate corporate parent of IAI and IAI International is Lloyds TSB Group plc, a publicly held financial services organization headquartered in London, England. Lloyds TSB Group plc is one of the largest personal and

                                IAI MUTUAL FUNDS
                            ------------------------
             IAI Developing Countries Fund, IAI International Fund



corporate financial services groups in the United Kingdom and is engaged in a wide range of activities including commercial and retail banking. The address of IAI is that of the Funds.

Pursuant to a written agreement with each Fund (the "Management Agreement"), IAI provides each Fund with investment advisory services and is responsible for the overall management of each Fund's business affairs subject to the authority of the Board of Directors. The Management Agreement also provides that, except for brokerage commissions and other expenditures in connection with the purchase and sale of portfolio securities, interest and, in certain circumstances, taxes and extraordinary expenses, IAI shall pay all of a Fund's operating expenses. As compensation under the Management Agreement for the most recent fiscal year, Developing Countries Fund paid IAI 2.00% of its average daily net assets. As compensation under its Management Agreement for the most recent year, International Fund paid IAI 1.67% of its average daily net assets. As subadviser to each Fund, IAI paid IAI International advisory fees of .625% of average daily net assets with respect to Developing Countries Fund and .50% of average daily net assets with respect to International Fund. Because IAI is paying Fund operating expenses, these fees represent each Fund's total expenses. The Management Agreement further provides that IAI will either reimburse a Fund for the fees and expenses it pays to directors who are not "interested persons" of a Fund or reduce its fee by an equivalent amount. With respect to certain of the shareholder services for which IAI is responsible under the Management Agreements, IAI reimburses each Fund for paying qualifying third parties for providing such services to Fund shareholders. IAI shall not be liable for any loss suffered by a Fund in the absence of willful misfeasance, bad faith or negligence in the performance of its duties and obligations.

Roy Gillson has responsibility for the management of each Fund. Mr. Gillson is IAI International's Chief Investment Officer and a member of its Board of Directors. Mr. Gillson joined IAI International in 1983 and has managed International Fund since 1990, and has managed Developing Countries Fund since its inception.

The Funds and IAI have adopted a Code of Ethics, which restricts personal investing practices by employees of IAI and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the Funds' portfolios obtain preclearance before executing personal trades. With respect to portfolio managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profit derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of Fund shareholders come before the interests of the people who manage the Funds.

Consistent with the Rule of Conduct of the National Association of Securities Dealers, Inc., IAI may consider sales of shares of a Fund, or any other IAI Mutual Fund, as a

                                IAI MUTUAL FUNDS
                            ------------------------
             IAI Developing Countries Fund, IAI International Fund



factor in the selection of broker-dealers to execute a Fund's securities transactions.

INVESTMENT
PERFORMANCE

From time to time the Funds may advertise performance data including monthly, quarterly, yearly or cumulative total return and average annual total return figures. All such figures are based on historical earnings and performance and are not intended to be indicative of future performance. The investment return on and principal value of an investment in the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Total return is the change in value of an investment in a Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

For  additional  information  regarding  the  calculation  of such total  return figures, see "Investment Performance" in the Statement of Additional Information. Further information about the performance of the International Fund is contained in the Fund's Annual Report to shareholders which may be obtained without charge from the Fund.

Comparative performance information may be used from time to time in advertising or marketing a Fund's shares, including data on the performance of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or products differs from that of the Funds. The comparison of a Fund to an alternative investment should be made with consideration of differences in features and expected performance. A Fund may also note its mention in newspapers, magazines, or other media from time to time. The Funds assume no responsibility for the accuracy of such data. For additional information on the types of indexes, averages and periodicals that might be utilized by the Funds in advertising and sales literature, see the section "Investment Performance" in the Statement of Additional Information.


COMPUTATION OF
NET ASSET VALUE
AND PRICING

Each Fund is open for business each day the New York Stock Exchange ("NYSE") is open. IAI normally calculates a Fund's net asset value ("NAV") as of the close of business of the NYSE, normally 3 p.m. Central time.

A Fund's NAV is the value of a single share. The NAV is computed by adding up the value of a Fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

                                IAI MUTUAL FUNDS
                            ------------------------
             IAI Developing Countries Fund, IAI International Fund


A Fund's investments with remaining maturities of 60 days or less may be valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. Other portfolio securities and assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Directors believes accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded.

Because of the Funds' need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value does not take place contemporaneously with the determination of the prices of a Fund's portfolio securities. For purposes of determining a Fund's net asset value, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values using current exchange rates. If an event were to occur after the value of a Fund instrument was so established but before the net asset value per share is determined which was likely to materially change the net asset value, such instrument shall be valued using fair value considerations by the Board of Directors or its delegates.

The offering price (price to buy one share) and redemption price (price to sell one share) are referred to as a Fund's NAV.

PURCHASE OF SHARES

Each Fund offers its shares continually to the public at the net asset value of such shares. Shares may be purchased directly from a Fund or through certain security dealers who have responsibility to promptly transmit orders and may charge a processing fee, provided that the Fund whose shares are being purchased is duly registered in the state of the purchaser's residence, if required, and the purchaser otherwise satisfies the Fund's purchase requirements. No sales load or commission is charged in connection with the purchase of Fund shares.

The minimum initial investment to establish a retail account with the IAI Family of Funds is $5,000. Such initial investment may be allocated among a Fund and other funds in the IAI Family of Funds as desired, provided that no less than $1,000 is allocated to any one fund. The minimum initial investment for IRA accounts is $2,000, provided that the minimum amount that may be allocated to any one fund is $1,000. Once the account minimum has been met, subsequent purchases can be made in a Fund for $100 or more. Such minimums may be waived for participants in the IAI Investment Club.

Investors may satisfy the minimum investment requirement by participating in the STAR Program. Participation in the STAR Program requires an initial investment of $1,000 per Fund and a commitment to invest an aggregate of $5,000 within 24 months. If a STAR Program participant does not invest an aggregate of $5,000 in the IAI Family of Funds within 24 months, IAI may, at its option, redeem such shareholder's interest. Investors wishing to participate in the STAR Program should

                                IAI MUTUAL FUNDS
                            ------------------------
             IAI Developing Countries Fund, IAI International Fund


contact a Fund to obtain a STAR Program application.

To purchase shares, forward the completed application and a check payable to "IAI Funds" to a Fund. Third party checks will not be accepted for initial account investments. Upon receipt, your account will be credited with the number of full and fractional shares which can be purchased at the net asset value next determined after receipt of the purchase order by a Fund.

Purchases of shares are subject to acceptance or rejection by a Fund on the same day the purchase order is received and are not binding until so accepted. It is the policy of the Funds and the Underwriter to keep confidential information contained in the application and regarding the account of an investor or potential investor in the Funds.

All correspondence relating to the purchase of shares should be directed to the office of the Fund, P.O. Box 357, Minneapolis, Minnesota 55440 or, if using overnight delivery, to 601 2nd Avenue South, Suite 3600, Minneapolis, Minnesota 55402. For assistance in completing the application please contact IAI Mutual Fund Shareholder Services at 1-800-945-3863.

BANK WIRE PURCHASES

Shares may be purchased by having your bank wire federal funds (funds of the Federal Reserve System) to Norwest Bank Minnesota.

Wire orders will be accepted only on days your bank, the transfer agent, a Fund and Norwest Bank Minnesota are open for business. The payment must be received by a Fund before the close of business to be credited to your account that day. Otherwise, it will be processed the next business day. The wire purchase will not be considered made until the wired amount is received and the purchase is accepted by such Fund. If the wire order does not contain the information stated below, such Fund may reject it. Any delays that may occur in wiring federal funds, including delays in processing by the banks, are not the responsibility of such Fund or the transfer agent.

You must pay any charges assessed by your bank for the wire service. If a wire order is rejected, all money received by the Fund, less any costs incurred by the Fund or the transfer agent in rejecting it, will be returned promptly.

If the wire order is for a new account, you should call IAI Shareholder Services at 1-800-945-3863 to advise them of the investment and to obtain an account number and instructions. The wire should be sent to: Norwest Bank Minnesota, Routing Number 091000019, Minneapolis, Minnesota, Credit to: IAI Mutual Funds Account Number 6355002264. It should state the following:

     "For further credit to personal account # _____________ (your account number) for ______________(your name) and __________________ (Fund name)."

A completed application must be sent to and received by the Fund before the wire is sent.

                                IAI MUTUAL FUNDS
                            ------------------------
             IAI Developing Countries Fund, IAI International Fund



If the wire order is an addition to an existing account, the wire must include the information required above for the new accounts. As soon as the wire is sent, you should call IAI Shareholder Services, as described above, and advise them of your name, your account number and the name of the bank transmitting the federal funds.

RETIREMENT PLANS

Shares of Developing Countries Fund and International Fund may be an appropriate investment medium for various retirement plans. Persons desiring information about establishing an Individual Retirement Account (IRA) (for employed persons and their spouses) or other retirement plans should contact a Fund at 1-800-945-3863. All retirement plans involve a long-term commitment of assets and are subject to various legal requirements and restrictions. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, you are urged to consult with an attorney or tax adviser prior to the establishment of such a plan.

AUTOMATIC INVESTMENT
PLAN

Investors may arrange to make regular investments of $100 or more per fund on a monthly basis, effective as of the 4th or 18th day of each month (or the next business day), through automatic deductions from their checking or savings account. Such investors may, of course, terminate their participation in the Automatic Investment Plan at anytime upon written notice to a Fund. Any changes or instructions to terminate existing Automatic Investment Plans must be received by the last business day of the preceding month in which the change or termination is to take place. Investors participating in the Automatic Investment Plan will receive quarterly confirmations of all transactions and dividends. Investors interested in participating in the Automatic Investment Plan should complete the Automatic Investment Plan portion of their application and return it to a Fund.


REDEMPTION
OF SHARES

Registered holders of Fund shares may at any time require a Fund to redeem their shares upon their written request. All correspondence relating to the redemption of shares should be directed to the office of IAI Mutual Funds, P.O. Box 357, Minneapolis, Minnesota 55440. Shareholders may redeem shares by phone, subject to a limit of $50,000, provided such shareholders have authorized such Fund to accept telephone instructions. For assistance in redeeming shares by phone, please contact the IAI Mutual Funds Shareholder Services at 1-800-945-3863.

Certificates presented for redemption must be endorsed on the back with the signature of the person whose name appears on the certificate and must be signature guaranteed. If no certificate has been issued, redemption instructions must be signed by the person(s) in whose name the shares are registered. If the redemption proceeds are to be paid or mailed to any person other than the shareholder of record or if redemption proceeds are in excess of $50,000, a Fund will require that the signature on the written instructions be guaranteed by a participant in a signature guarantee program, which may include certain

                                IAI MUTUAL FUNDS
                            ------------------------
             IAI Developing Countries Fund, IAI International Fund



national banks or trust companies or certain member firms of national securities exchanges. (Notarization by a Notary Public is NOT ACCEPTED.) If the shares are held of record in the name of a corporation, partnership, trust or fiduciary, a Fund may require additional evidence of authority prior to accepting a request for redemption.

For shareholders who established receiving proceeds by Federal Funds Wire at the time they opened their account, telephone instructions will be accepted for redemption of amounts up to $50,000 ($1,000 Minimum) and proceeds will be wired on the next business day to a predesignated bank account. Wire redemption requests will only be processed on days your bank, the transfer agent, the Funds and Norwest Bank Minnesota are open for business.

In order to add this feature to an existing account or to change existing bank account information, please submit a letter of instructions including your bank information to IAI Shareholder Services at the address listed in the section "Additional Information." The letter must be signed by all registered owners, and their signatures must be guaranteed.

Your account will be charged a fee of $10 each time redemption proceeds are wired to your bank. Your bank may also charge you a fee for receiving a Federal Funds Wire.

Neither the transfer agent nor any of the Funds can be responsible for the efficiency of the Federal Funds wire system or the shareholder's bank.

The redemption proceeds received by the investor are based on the net asset value next determined after redemption instructions in good order are received by a Fund. Since the value of shares redeemed is based upon the value of a Fund investment at the time of redemption, it may be more or less than the price originally paid for the shares.

If redemptions of Fund shares are arranged and settlement is made at an investor's election through a member of the National Association of Securities Dealers, Inc. or another financial intermediary, such entity may, at its discretion, charge a fee for that service.


Payment for shares redeemed will ordinarily be made within seven days after a request for redemption has been made. Normally a Fund will mail payment for shares redeemed on the business day following receipt of the redemption request. A Fund will not send redemption proceeds until checks (including certified checks or cashiers checks) received in payment for shares have cleared, which may take up to ten days or more.

Following a redemption or transfer request, if the value of a shareholder's interest in a Fund falls below $500, such Fund reserves the right to redeem such shareholder's entire interest and remit such amount. Such a redemption will only be effected following: (a) a redemption or transfer by a shareholder which causes the value of such shareholder's interest in such Fund to fall below $500;
(b) the mailing by such Fund to such shareholder of a notice of intention to redeem; and (c) the passage of at least six months from the date of such mailing, during which time the investor

                                IAI MUTUAL FUNDS
                            ------------------------
             IAI Developing Countries Fund, IAI International Fund


will have the opportunity to make an additional investment in such Fund to increase the value of such investor's account to at least $500.

The Funds reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Funds and valued as they are for purposes of computing such Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash.


EXCHANGE PRIVILEGE

The Exchange Privilege enables shareholders to purchase, in exchange for shares of a Fund, shares of certain other funds managed by IAI. These funds have different investment objectives from the Funds. Shareholders may exchange shares of a Fund for shares of another fund managed by IAI, provided that the fund whose shares will be acquired is duly registered in the state of the shareholder's residence and the shareholder otherwise satisfies the fund's purchase requirements. Although the Funds do not currently charge a fee for use of the Exchange Privilege, they reserve the right to do so in the future.

Because excessive trading can hurt Fund performance and shareholders, there is a limit of four exchanges out of each Fund per calendar year per account. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit. Each Fund reserves the right to temporarily or permanently terminate the Exchange Privilege of any investor who exceeds this limit. The limit may be modified for certain retirement plan accounts, as required by the applicable plan document and/or relevant Department of Labor regulations, and for Automatic Exchange Plan participants. Each Fund also reserves the right to refuse or limit exchange purchases by any investor if, in IAI's judgment, such Fund would be unable to invest the money effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected.

Fund shareholders wishing to exercise the Exchange Privilege should notify a Fund in writing or, provided such shareholders have authorized a Fund to accept telephone instructions, by telephone. At the time of the exchange, if the net asset value of the shares redeemed in connection with the exchange is greater than the investor's cost, a taxable capital gain will be realized. A capital loss will be realized if at the time of the exchange the net asset value of the shares redeemed in the exchange is less than the investor's cost. Each Fund reserves the right to terminate or modify the Exchange Privilege in the future.

AUTOMATIC
EXCHANGE PLAN

Investors may arrange to make regular exchanges of $100 or more between any of the funds in the IAI Mutual Fund Family on a monthly basis. Exchanges will take place at the closing price of the fifth day of

                                IAI MUTUAL FUNDS
                            ------------------------
             IAI Developing Countries Fund, IAI International Fund


each month (or the next business day). Shareholders are responsible for making sure sufficient shares exist in the Fund account from which the exchange takes place. If there are not sufficient funds in a Fund account to meet the requested exchange amount, the Automatic Exchange Plan will be suspended. Shareholders may not close Fund accounts through the Automatic Exchange Plan. Investors participating in the Automatic Exchange Plan will receive quarterly confirmations of all transactions and dividends. Investors interested in participating in the Automatic Exchange Plan should complete the Automatic Exchange Plan portion of their application. For assistance in completing the application contact IAI Mutual Fund Shareholder Services at 1-800-945-3863.


AUTHORIZED
TELEPHONE TRADING

Investors can transact account exchanges and redemptions via the telephone by completing the Authorized Telephone Trading section of the IAI Mutual Fund application and returning it to a Fund. Investors requesting telephone trading privileges will be provided with a personal identification number ("PIN") that must accompany any instructions by phone. Shares will be redeemed or exchanged at the next determined net asset value. Telephone redemption proceeds are subject to a $50,000 limit and must be made payable to the owner(s) of record and delivered to the address of record.

In order to confirm that telephone instructions for redemptions and exchanges are genuine, the Fund has established reasonable procedures, including the requirement that a personal identification number accompany telephone instructions. If a Fund or transfer agent fails to follow these procedures, such Fund may be liable for losses due to unauthorized or fraudulent instructions. To the extent these reasonable procedures are followed, none of the Funds, their transfer agent, IAI, or any affiliated broker-dealer will be liable for any loss, injury, damage, or expense for acting upon telephone instructions believed to be genuine, and will otherwise not be responsible for the authenticity of any telephone instructions, and, accordingly, the investor bears the risk of loss resulting from telephone instructions. All telephone redemptions and exchange requests will be tape recorded. Telephone redemptions are not permitted on IRAs. Please call a Fund for a distribution form.


SYSTEMATIC CASH
WITHDRAWAL PLAN

Each Fund has available a Systematic Cash Withdrawal Plan for any investor desiring to follow a program of systematically withdrawing a fixed amount of money from an investment in shares of a Fund. Payments under the plan will be made monthly or quarterly in amounts of $100 or more. Shares will be sold with the closing price of the 15th of the applicable month (or the next business day). To provide funds for payment, a Fund will redeem as many full and fractional shares as necessary at the redemption price, which is net asset value. The holder of a Systematic Cash Withdrawal Plan must have income

                                IAI MUTUAL FUNDS
                            ------------------------
             IAI Developing Countries Fund, IAI International Fund



dividends and any capital gains distributions reinvested in full and fractional shares at net asset value. Investors participating in the Systematic Cash
Withdrawal Plan will receive quarterly confirmations of all transactions and dividends.

Payments under this plan, unless pursuant to a retirement plan, should not be considered income. Withdrawal payments may exceed dividends and distributions and, to this extent, there will be a reduction in the investor's equity. An investor should also understand that this plan cannot insure profit, nor does it protect against any loss in a declining market. Careful consideration should be given to the amount withdrawn each month. Excessive withdrawals could lead to a serious depletion of equity, especially during periods of declining market values. Fund management will be available for consultation in this matter.

Plan application forms are available through the Funds. If you would like assistance in completing the application contact IAI Mutual Fund Shareholder Services at 1-800-945-3863.

DIVIDENDS,
DISTRIBUTIONS
AND TAX STATUS

The policy of Developing Countries Fund is to pay dividends from net investment income and to make distributions of realized capital gains, if any, annually. The policy of International Fund is to pay dividends from net investment income semiannually and to make distributions of realized capital gains, if any, annually. However, provisions in the Internal Revenue Code of 1986, as amended (the "Code"), may result in additional net investment income and capital gains distributions by a Fund. When you open an account, you should specify on your application how you want to receive your distributions. Each Fund offers three options: Full Reinvestment--your dividend and capital gain distributions will be automatically reinvested in additional shares of the Fund; Capital Gains Reinvestment--your capital gain distributions will be automatically reinvested, but your income dividend distribution will be paid in cash; and Cash--your income dividends and capital gain distributions will be paid in cash. Distributions taken in cash can be sent via check or transferred directly to your account at any bank, savings and loan or credit union that is a member of the Automated Clearing House (ACH) network. Unless indicated otherwise by the shareholder, each Fund will automatically reinvest all such distributions into full and fractional shares at net asset value.

The Funds' Directed Dividend service allows you to invest your dividends and/or capital gain distributions directly into another IAI Mutual Fund. Contact IAI Mutual Fund Shareholder Services at 1-800-945-3863 for details.

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code during its current taxable year. If so qualified, such Fund will not be subject to federal income tax on income that it distributes to its shareholders.

Distributions by the Funds to shareholders, except distributions to shareholders

                                IAI MUTUAL FUNDS
                            ------------------------
             IAI Developing Countries Fund, IAI International Fund


not subject to federal income taxation, are generally taxable to the shareholders, whether received in cash or additional Fund shares. Distributions paid out of the Funds' net investment income and net short-term capital gains are taxable to shareholders as ordinary income. Distributions paid out of the Funds' net long-term capital gains and designated as such generally are taxable to shareholders as long-term capital gains, regardless of the length of time that they have held their shares in a Fund. In the case of shareholders who are individuals, estates, or trusts, each Fund will designate the portion of each capital gain dividend that must be treated as mid-term capital gain (taxable at a maximum rate of 28%) and the portion that must be treated as long-term capital gain (taxable at a maximum rate of 20%.)

A Fund may be required to pay withholding and other taxes imposed by foreign countries, generally at rates from 10% to 40%, which would reduce such Fund's investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Fund has more than 50% of its assets invested in the stock or securities of foreign corporations at the end of such Fund's taxable year, the Fund may make an election to allow shareholders either to claim U.S. foreign tax credits with respect to foreign taxes paid by the Fund or to deduct such amounts as an itemized deduction on their tax return. In the event such an election is made, shareholders would have to increase their taxable income by the amount of such taxes and the Fund would not be able to deduct such taxes in computing its taxable income.

Alternatively, if the amount of foreign taxes paid by a Fund is not large enough to warrant its making the election described above, such Fund may claim the amount of foreign taxes paid as a deduction against its own gross income. In that case, shareholders would not be required to include any amount of foreign taxes paid by the Fund in their income and would not be permitted either to deduct any portion of foreign taxes from their own income or to claim any amount of foreign tax credit for taxes paid by the Fund.

Information about the tax status of dividends and distributions from a Fund will be mailed to such Fund's shareholders annually.

In general, upon redemption of shares of a Fund, the shareholder will recognize taxable gain or loss equal to the difference between the amount realized on the redemption and the shareholder's adjusted basis in such shares. Such gain or loss will be capital gain or loss for any shareholder who is not a dealer in securities. For corporate shareholders, such gain or loss will be long-term gain or loss if the shares were held more than one year. For shareholders who are individuals, estate, or trusts, the gain or loss will be considered long-term if the shareholder has held the shares for more than 18 months and mid-term if the shareholder has held the shares for more than one year but not more than 18 months. Under the Code, the deductibility of capital losses is subject to certain limitations for both corporations and individuals.

                                IAI MUTUAL FUNDS
                            ------------------------
             IAI Developing Countries Fund, IAI International Fund



Whenever you sell shares of the Funds, IAI will send you a confirmation statement showing how many shares you sold and at what price. You will also receive an account statement quarterly and a consolidated transaction statement annually. However, it is up to you or your tax preparer to determine whether the sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gain.

The foregoing relates to federal income taxation as in effect as of the date of the Prospectus. Distributions from net investment income and from net realized capital gains may also be subject to state and local taxes. For a more detailed discussion of the federal income tax consequences of investing in shares of a Fund, see "Tax Status" in the Statement of Additional Information.

DESCRIPTION OF
COMMON STOCK

All shares of each Fund have equal rights as to redemption, dividends and liquidation, and will be fully paid and nonassessable when issued and will have no preemptive or conversion rights.

The shares of each Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so. On some issues, such as the election of directors, all shares of IAI Investment Funds III, Inc. vote together as one series. On an issue affecting only a particular series, such as voting on the Management Agreement, only the approval of a particular series is required to make the agreement effective with respect to such series.

Annual or periodically scheduled regular meetings of shareholders will not be held except as required by law. Minnesota corporation law does not require an annual meeting; instead, it provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, shareholders holding three percent or more of the voting shares of each Fund may demand a regular meeting of shareholders of such Fund by written notice of demand given to the chief executive officer or the chief financial officer of such Fund. Within thirty days after receipt of the demand by one of those officers, the Board of Directors shall cause a regular meeting of shareholders to be called and held no later than ninety days after receipt of the demand, all at the expense of such Fund. An annual meeting will be held on the removal of a director or directors of a Fund if requested in writing by holders of not less than 10% of the outstanding shares of a Fund.

The shares of each Fund are transferable by delivery to the Fund of transfer instructions. Transfer instructions should be delivered to the office of the Fund. The Fund is not bound to recognize any transfer until it is recorded on the stock transfer books maintained by the Fund. Certificates representing Fund shares will not be issued.

                                IAI MUTUAL FUNDS
                            ------------------------
             IAI Developing Countries Fund, IAI International Fund



COUNSEL AND
AUDITORS

The firm of Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, provides legal counsel to the Funds. KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, Minnesota 55402, serves as independent auditors for the Funds.


CUSTODIAN, TRANSFER
AGENT AND DIVIDEND
DISBURSING AGENT

The Custodian for each Fund is Norwest Bank Minnesota, N.A., Norwest Center, Sixth and Marquette, Minneapolis, Minnesota 55479. IAI acts as the Funds' transfer agent, dividend disbursing agent and IRA Custodian, at P.O. Box 357, Minneapolis, Minnesota 55440.


ADDITIONAL
INFORMATION

Each Fund sends to its shareholders a six-month unaudited and an annual audited financial report, each of which includes a list of investment securities held. You will also receive an account statement quarterly and a consolidated transaction statement and updated prospectus annually. Please read these materials carefully as they will help you understand each Fund and your account. To reduce the volume of mail you receive, only one copy of most Fund reports, such as the Funds' Annual Report, may be mailed to your household (same surname and address). Please call IAI Mutual Fund Shareholder Services at 1-800-945-3863 if you wish to receive additional shareholder reports.

Carefully review all the information relating to transactions on your statements and confirmations to ensure that your instructions were acted on properly. Please notify us immediately in writing if there is an error. If you fail to provide notification of an error with reasonable promptness, i.e., within 30 days of non-automatic transactions or within 30 days of the date of your consolidated quarterly statement, in the case of automatic transactions, we will deem you to have ratified the transaction.

In the opinion of the staff of the Securities and Exchange Commission, the use of this combined prospectus may possibly subject all Funds to a certain amount of liability for any losses arising out of any statement or omission in this Prospectus regarding a particular Fund. In the opinion of the Funds' management, however, the risk of such liability is not materially increased by use of a combined prospectus.

The investment advisory, transfer agency and administrative services provided to the Funds by IAI depend on the smooth functioning of its computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could have a negative impact on handling securities trades, pricing and account services. IAI has been actively working on necessary changes to its computer systems to deal with the year 2000 and expects that its systems will be adapted in time for that event, although there cannot be assurance of success.

Shareholder inquiries should be directed to the Funds at the telephone number or mailing address listed on the inside back cover page of this Prospectus.

(This page intentionally left blank)

(This page intentionally left blank)

                                    TO OPEN

                                   AN ACCOUNT

                                1.800.9445.3863

                                  612.376.2700


                                  P.O. Box 357

                       Minneapolis, Minnesota 55440-0357



                                   OVERNIGHT

                                    DELIVERY

                                    ADDRESS


                            601 Second Avenue SOuth

                                   Suite 3600

                             Minneapolis, MN 55402

                                     [LOGO]

                                  MUTUAL FUNDS







              P.O. Box 357, Minneapolis, Minnesota 55440-0357 USA

                                FAX 612.376.2737

                                  800.945.3863

                                  612.376.2700

                          IAI DEVELOPING COUNTRIES FUND
                             IAI INTERNATIONAL FUND


                       Statement of Additional Information
                               dated June 1, 1998



     This Statement of Additional Information is not a Prospectus. This Statement of Additional Information relates to a Prospectus dated June 1, 1998, and should be read in conjunction therewith. A copy of the Prospectus may be obtained from the Fund, P.O. Box 357, Minneapolis, Minnesota 55440 (telephone:
1-612-376-2700 or 1-800-945-3863).


                                TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES..............................................2
INVESTMENT RESTRICTIONS.......................................................12
INVESTMENT PERFORMANCE........................................................14
MANAGEMENT....................................................................16
CUSTODIAL SERVICE.............................................................20
PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE............................21
CAPITAL STOCK.................................................................22
NET ASSET VALUE AND PUBLIC OFFERING PRICE.....................................23
PURCHASES AND REDEMPTIONS IN KIND.............................................24
TAX STATUS....................................................................24
LIMITATION OF DIRECTOR LIABILITY..............................................26
FINANCIAL STATEMENTS..........................................................27
APPENDIX OF DEBT SECURITIES...................................................A-1

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective and policies of IAI Developing Countries Fund ("Developing Countries Fund") and IAI International Fund ("International Fund") are summarized on the front page of the Prospectus and in the text of the Prospectus under "Investment Objective and Policies." Investors should understand that all investments are subject to various risks. There can be no guarantee against loss resulting from an investment in the Funds, and there can be no assurance that a Fund's investment policies will be successful, or that its investment objective will be attained. Certain of the investment practices of the Funds are further explained below.

REPURCHASE AGREEMENTS

     Each Fund may invest in repurchase agreements relating to the securities in which it may invest. A repurchase agreement involves the purchase of securities with the condition that, after a stated period of time, the original seller will buy back the securities at a predetermined price or yield. A Fund's custodian will have custody of, and will hold in a segregated account, securities acquired by such Fund under a repurchase agreement or other securities as collateral. In the case of a security registered on a book entry system, the book entry will be maintained in a Fund's name or that of its custodian. Repurchase agreements involve certain risks not associated with direct investments in securities. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of the securities has declined, a Fund may incur a loss upon disposition of such securities. In the event that bankruptcy proceedings are commenced with respect to the seller of the agreement, a Fund's ability to dispose of the collateral to recover its investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, a Fund could suffer a loss.

REVERSE REPURCHASE AGREEMENTS

     Each Fund may invest in reverse repurchase agreements as a form of borrowing. In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Funds will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by Investment
Advisers,  Inc.  ("IAI"),  the  Funds'  investment  adviser  and  manager or IAI
International Limited (hereinafter references to IAI shall include IAI International Limited where appropriate), the subadviser to the Funds. Such transactions may increase fluctuations in the market value of a Fund's assets and may be viewed as a form of leverage. Each Fund does not currently intend to invest more than 5% of its net assets in reverse repurchase agreements.

SECURITIES OF FOREIGN ISSUERS

     Investing in foreign securities may result in greater risk than that incurred by investing in domestic securities. There is generally less publicly available information about foreign issuers comparable to reports and ratings that are published about companies in the United States. Also, foreign issuers are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies.

     It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and at times volatility of price can be greater than in the United
States. Commissions on foreign stock exchanges are generally higher than commissions on United States exchanges, although the Funds will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

     With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     The dividends and interest payable on certain of a Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to such Fund's shareholders.

ILLIQUID SECURITIES

     Developing Countries Fund may invest up to 10% of its net assets in illiquid securities, and the International Fund may invest up to 15% of its net assets in illiquid securities. However, certain restricted securities that are not registered for sale to the general public that can be resold to institutional investors may be considered liquid pursuant to guidelines adopted by the Board of Directors. In the case of a Rule 144A Security, such security is deemed to be liquid if:

     (1) IAI reasonably expects to be able to resell the security to a qualified institutional buyer, as defined in paragraph (a)(1) of Rule 144A, who is aware of the Fund's reliance upon Rule 144A in selling the security without registration, as required by paragraph (d)(2) of Rule 144A;

     (2) the Rule 144A Security is not (a) of the same class as securities listed on any national securities exchange or quoted in NASDAQ as determined under paragraph (d)(3)(i) of Rule 144A, or (b) a security of a registered investment company (other than a closed-end investment company); and

     (3) the issuer (a) is a foreign government eligible to register securities under Schedule B of the Securities Act of 1933, (b) is a company that files periodic reports under the Securities Act of 1934 on Forms 8-K, 10-Q, 10-K or 20-F or provides information under Rule 12g3-2(b) thereunder, or (c) has agreed in writing to provide the holder and any prospective purchaser of the Rule 144A Security with reasonably current financial information as required under paragraph (d)(4)(i) of Rule 144A.

     Other securities are deemed to be liquid if IAI determines that the security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Funds have valued the instrument for purposes of calculating a Fund's net asset value. In making this determination, IAI will consider such factors as may be relevant to a Fund's ability to dispose of the security, including but not limited to, the following factors (none of which, standing alone, would necessarily be determinative):

     1. the frequency of trades and quotes for the security;

     2. the number of dealers willing to purchase or sell the security and the number of potential purchasers;

     3. dealer undertakings to make a market in the security; and

     4. the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

     It is not possible to predict with assurance the maintenance of an institutional trading market for such securities and the liquidity of a Fund's investments could be impaired if trading declines.

LENDING PORTFOLIO SECURITIES

     In order to generate additional income, the Funds may lend portfolio securities to broker-dealers, banks or other financial borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, a Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which IAI or IAI International has determined are creditworthy under guidelines established by the Funds' Board of Directors. The Funds may also experience a loss if, upon the failure of a borrower to return loaned securities, the collateral is not sufficient in value or liquidity to cover the value of such loaned securities (including accrued interest thereon). However, a Fund will receive collateral in the form of cash, United States Government securities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents equal to at least 102% of the value of the securities loaned. The value of the collateral and of the securities loaned will be marked to market on a daily basis. During the time portfolio securities are on loan, the borrower pays a Fund an amount equivalent to any dividends or interest paid on the securities and a Fund may invest the cash collateral and earn additional income or may receive an agreed upon amount of interest income from the borrower. However, the amounts received by a Fund may be reduced by finders' fees paid to broker-dealers and related expenses. Presently, each Fund does not intend to lend more than 5% of its net assets to broker-dealers, banks, or other financial borrowers of securities.

SWAP AGREEMENTS

     Each Fund may enter into swap agreements. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A Fund is not limited to any particular form of swap agreement if IAI determines it is consistent with such Fund's investment objectives and policies.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price.

     The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, such Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. Each Fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

     Each Fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount such Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of such Fund's accrued obligations under the agreement. Presently, each Fund does not intend to invest more than 5% of its net assets in Swap Agreements.

INDEXED SECURITIES

     Each Fund may purchase securities whose prices are indexed to the prices of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. IAI will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of a Fund's investment policies, depending on the individual characteristics of the securities. Indexed securities may be more volatile than the underlying instruments. Presently, each Fund does not intend to invest more than 5% of its net assets in indexed securities.

LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS

     Each Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts. Each Fund intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which a Fund can commit assets to initial margin deposits and option premiums.

     The above limitations on a Fund's investments in futures contracts and options, and such Fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information may be changed as regulatory agencies permit. With respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of bona fide hedging in the CFTC rules, the aggregate initial margin and premiums required to establish such positions will not exceed five percent of the liquidation value of a Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and, provided further, that in the case of an option that is in-the-money, such amount may be excluded in computing such five percent.

FUTURES CONTRACTS

     When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indexes of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

FUTURES MARGIN PAYMENTS

     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, such Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FMC's other customers, potentially resulting in losses to such Fund.

PURCHASING PUT AND CALL OPTIONS

     By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises the option, it completes the sale of the underlying instrument at the strike price. A Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS

     When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, such Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract a Fund would be required to make margin payments to an FCM as described above for futures contracts. A Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option a Fund has written, however, such Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.

     If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     Writing a call option obligates a Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

COMBINED POSITIONS

     A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of such Fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS

     There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC OPTIONS

     Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS

     Each Fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

ECONOMIES OF THE UNITED KINGDOM AND GERMANY

     As discussed in the Prospectus, International Fund may from time to time concentrate more than 25% of its total assets in the economy of Japan. This section includes a general discussion of the economies of the United Kingdom and Germany. The economy of Japan is further described in the Prospectus.

     UNITED KINGDOM. The United Kingdom is a constitutional monarchy and consists of England, Scotland, Wales and Northern Ireland. The population of the United Kingdom is approximately 57 million. Industry in the United Kingdom is predominantly owned in the private sector except for certain state owned entities in the transportation and energy industries.

     The  financial  center of the United  Kingdom is London,  which is also the location of the London Stock Exchange. In October of 1986, stock exchange commission rates were deregulated and stock exchange membership was opened up to limited companies and to non-residents of the United Kingdom. Additionally, the Financial Services Act (the "FSA") substantially restructured the U.K. securities laws and deregulated the London Stock Exchange's own rules. FSA created a new regulatory body known as the Securities and Investments Board (the "SIB"), which has the power to delegate certain of its functions to various self-regulatory organizations, of which the London Stock Exchange is one. Under the FSA structure, the London Stock Exchange will continue to be largely self-regulating with fundamentally the same types of self-regulatory rules in effect prior to FSA.

     Stock prices are continuously quoted during business hours on the London Stock Exchange, and are negotiable, but have formalized for institutions. Trading commissions in the U.K. are negotiable.

     Securities in the United Kingdom are denominated and quoted in "pounds sterling". Pounds sterling are fully convertible and transferable based on floating exchange rates into all currencies, without administrative or legal restrictions, for both non-residents and residents of the United Kingdom.

     GERMANY. Germany is a federated republic with a population of approximately 80 million and a democratic parliamentary form of government. The German economy is organized primarily on the basis of private sector ownership, with the state exerting major influence through ownership in certain sectors, including transportation, communication and energy. Unification of West Germany with the formerly communist controlled East Germany took place in 1990.

     Industrial activity makes the largest contribution to the German gross national product. Although only 5% of German businesses are large-scale enterprises, such large-scale businesses account for over half of industrial production and employ over half the industrial labor force. Trading volume, therefore, tends to concentrate on relatively few companies with both large capitalizations and broad stock ownership. Historically the German economy has been strongly export oriented. Privatization of formerly state owned enterprise in what was once East Germany is in progress, but will make little difference to the predominance of large scale businesses in overall industrial activity and the stock market.

     German equity securities trade predominantly on the country's eight independent local stock exchanges, the Frankfurt exchange accounting for 70% of turnover. Subject to the provisions of pertinent securities law, mainly the Stock Exchange Law of 1896, as amended, the council, management and other executive organs of the stock exchanges constitute self-administering and self-regulatory bodies. The "Working Group of German Stock Exchanges" headquartered in Frankfurt, of which all eight stock exchanges are members, addresses all policy and administrative questions of national and international character.

     Prices for active stocks, including those for larger companies are quoted continuously during stock exchange hours. Less actively traded stocks are quoted only once a day. Equity shares are normally fully-paid and non-assessable.

     Orders for stock executed for large customers on the stock exchanges are negotiable. A federal stock exchange turnover tax, ranging up to 0.25%, is levied on all securities transactions other than those between banks acting as principal. Nonresidents such as the Fund are charged half these rates.

     German equity securities are denominated in Deutchemarks. Deutchemarks are fully convertible and transferable into all currencies, without administrative or legal restrictions, for both nonresidents and residents of Germany. Since 1974, the Deutchemark has traded on a floating exchange rate basis against all currencies.

NO RATING CRITERIA FOR DEBT SECURITIES

     Developing Countries Fund has established no rating criteria for the debt securities in which it may invest. Therefore, Developing Countries Fund may invest in debt securities either (a) which are rated in one of the top four rating categories by a nationally recognized rating organization or which possess similar credit characteristics ("investment grade securities") or (b) which are rated below the top four rating categories or which possess similar credit characteristics ("high yield securities"). Ratings are one of several factors utilized in performing a credit analysis of issuers.

     Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

     High yield securities frequently have call or redemption features which would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

     Developing Countries Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and Developing Countries Fund's ability to dispose of particular issues when necessary to meet Developing Countries Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.

     Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield securities are likely to adversely affect Developing Countries Fund's net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

ADDITIONAL RISK CONSIDERATIONS

     Investors should consider carefully the substantial risks involved with respect to investing in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. Such risks are heightened with respect to investments in developing countries. There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets typically have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

     Investments in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the limited development and recent emergence, in certain countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in such countries.

     Despite the recent dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain (particularly Eastern European) countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of such countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in many developing countries. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

     Certain countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

     Authoritarian governments in certain countries may require that a governmental or quasi-governmental authority to act as custodian of a Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund's cash and securities, a Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

     A Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from transferring cash out of the country, withhold portions of interest and dividends at the source, or impose other taxes, with respect to a Fund's investments in securities of issuers of that country. Although a Fund invests only in foreign nations which it considers as having relatively stable and friendly governments, there is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could affect investments in securities of issuers in those nations.

     A Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Through a Fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places a Fund's investments.

     The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses. However, in the absence of willful misfeasance, bad faith or gross negligence on the part of the investment manager, any losses resulting from the holding of a Fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders.

     A Fund's ability to reduce or eliminate its futures and related options positions will depend upon the liquidity of the secondary markets for such futures and options. Each Fund intends to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of stock index futures and related options for hedging may involve risks because of imperfect correlations between movements in the prices of the futures or related options and movements in the prices of the securities being hedged. Successful use of futures and related options by a Fund for hedging purposes also depends upon the investment manager's ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

                             INVESTMENT RESTRICTIONS

     As indicated in the Prospectus, each Fund is subject to certain policies and restrictions which are "fundamental" and may not be changed without shareholder approval. Shareholder approval consists of the approval of the lesser of (i) more than 50% of the outstanding voting securities of a Fund, or
(ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Limitations 1 through 8 below are deemed fundamental limitations. The remaining limitations set forth below serve as operating policies of each Fund and may be changed by the Board of Directors without shareholder approval.

     Each Fund may not:

     1. Purchase the securities of any issuer if such purchase would cause the Fund to fail to meet the requirements of a "diversified company" as defined under the Investment Company Act of 1940, as amended (the "1940 Act").

     As defined in the 1940 Act, "diversified company" means a management company which meets the following requirements: at least 75 per centum of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5 per centum of the value of the total assets of such management company and not more than 10 per centum of the outstanding voting securities of such issuer.

     2. Purchase the securities of any issuer (other than "Government securities" as defined under the 1940 Act) if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

     For purposes of applying this restriction, a Fund will not purchase securities, as defined above, such that 25% or more of the value of the Fund's total assets are invested in the securities of companies whose principal business activities are in the same industry.

     3. Issue any senior securities, except as permitted by the 1940 Act or the Rules and Regulations of the Securities and Exchange Commission.

     4. Borrow money, except from banks for temporary or emergency purposes provided that such borrowings may not exceed 33-1/3% of the value of the Fund's net assets (including the amount borrowed). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation. This limitation shall not prohibit the Fund from engaging in reverse repurchase agreements, making deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or segregating assets in connection with such agreements or contracts.

     To the extent a Fund engages in reverse repurchase agreements, because such
transactions  are  considered  borrowing,   reverse  repurchase  agreements  are
included in the 33-1/3% limitation.

     5. Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter under applicable laws.

     6. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

     7. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and future contracts or from investing in securities or other instruments backed by physical commodities).

     For purposes of applying this restriction, "commodities" shall be deemed to include commodity contracts.

     8. Make loans to other persons except to the extent not inconsistent with the 1940 Act or the Rules and Regulations of the Securities and Exchange Commission. This limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements, or to the lending of portfolio securities.

     9. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities and provided that margin payments in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

     10. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

     For purposes of applying this restriction, a Fund will not sell securities short except to the extent that it contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short.

     11. Except as part of a merger, consolidation, acquisition, or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company.

     12. Mortgage, pledge or hypothecate its assets except to the extent necessary to secure permitted borrowings. This limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or placed in a segregated account in connection with such contracts.

     13. Participate on a joint or a joint and several basis in any securities trading account.

     14. Developing Countries Fund may not invest more than 10% of its net assets in illiquid investments. International Fund may not invest more than 15% of its net assets in illiquid investments.

     15. Invest directly in interests (including partnership interests) in oil, gas or other mineral exploration or development leases or programs, except the Fund may purchase or sell securities issued by corporations engaging in oil, gas or other mineral exploration or development business.

     Any of the Fund's investment policies set forth under "Investment Objective and Policies" in the Prospectus, or any restriction set forth above under "Investment Restrictions" which involves a maximum percentage of securities or assets (other than Restriction 4) shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom. With respect to Restriction 14, a Fund is under a continuing obligation to ensure that it does not violate the maximum percentage either by acquisition or by virtue of a decrease in the value of the Fund's liquid assets.

PORTFOLIO TURNOVER

     The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of portfolio securities owned by the Fund during the same fiscal year. "Portfolio securities" for purposes of this calculation do not include securities with a maturity date of less than twelve (12) months from the date of investment. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year. The Funds' historical portfolio turnover rates are set forth in the prospectus section "Financial Highlights".

                             INVESTMENT PERFORMANCE

     Advertisements and other sales literature for each Fund may refer to monthly, quarterly, yearly, cumulative and average annual total return. Each such calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts. Each of monthly, quarterly and yearly total return is computed in the same manner as cumulative total return, as set forth below.

     Cumulative total return is computed by finding the cumulative rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                           CTR = (ERV-P) 100
                                  -----
                                    P

         Where:            CTR      =       Cumulative total return;

                           ERV      =       ending redeemable value at the
                                            end of the period of a hypothetical
                                            $1,000 payment made at the
                                            beginning of such period; and

                           P        =       initial payment of $1,000

     Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                           P(1+T)n = ERV

         Where:            P        =       a hypothetical initial payment of
                                            $1,000;

                           T        =       average annual total return;

                           n        =       number of years; and

                           ERV      =       ending redeemable value at the end
                                            of the period of a hypothetical
                                            $1,000 payment made at the
                                            beginning of such period.

     The table below shows the yearly total return for the Funds for the periods indicated.

            Year Ended 12/31       Developing Countries Fund           International Fund
            ----------------       -------------------------           ------------------

                  1987                        N/A                            (7.20%)*
                  1988                        N/A                            18.00%
                  1989                        N/A                            18.40%
                  1990                        N/A                           (13.10%)
                  1991                        N/A                            16.60%
                  1992                        N/A                            (6.30%)
                  1993                        N/A                            39.50%
                  1994                        N/A                             0.46%
                  1995                       (.51%)**                         9.10%
                  1996                       8.49%                            8.43%
                  1997                     (14.13%)                          (4.19%)
              -------------------------------------
             *    Commenced operations on April 23, 1987
             **   Commenced operations on February 10, 1995

     The average annual returns of Developing Countries Fund for the one year periods ended January 31, 1998 and from February 10, 1995 (commencement of operations) through January 31, 1998 were (23.13%) and (4.28%), respectively.

     The average annual returns of International Fund for the one, five year, and ten year periods ended January 31, 1998 were (1.04%), 9.54% and 8.15%, respectively.

     In advertising and sales literature, each Fund may compare its performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or products differs from that of a Fund. The comparison of a Fund to an alternative investment should be made with consideration of differences in features and expected performance. A Fund may also note its mention in newspapers, magazines, or other media from time to time. However, a Fund assumes no responsibility for the accuracy of such data.

     For example, (1) a Fund's performance or P/E ratio may be compared to any one or a combination of the following: (i) the Standard & Poor's 500 Stock Index and Dow Jones Industrial Average so that you may compare a Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the U.S. stock market in general; (ii) other groups of mutual funds, including the IAI Funds, tracked by: (A) Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; (B) Morningstar, Inc., another widely used independent research firm which rates mutual funds; or (C) other financial or business publications, which may include, but are not limited to, Business Week, Money Magazine, Forbes and Barron's, which provide similar information; (iii) The Financial Times (a London based international financial newspaper)-Actuaries World Indices, including Europe and sub-indices comprising this Index (a wide range of comprehensive measures of stock price performance for the major stock markets, as well as for regional areas, broad economic sectors and industry groups); (iv) Morgan Stanley Capital International Indices, including the EAFE Index; (v) Baring International Investment Management Limited (an international securities trading, research, and investment management firm), as a source for market capitalization, GDP and GNP; (vi) the International Finance Corporation (an affiliate of the World Bank established to encourage economic development in less developed countries), World Bank, OECD (Organization for Economic Co-Operation and Development) and IMF (International Monetary Fund) as a source of economic statistics; and (ix) the performance of U.S. government and corporate bonds, notes and bills. (The purpose of these comparisons would be to illustrate historical trends in different market sectors so as to allow potential investors to compare different investment strategies.);
(2) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in a Fund; (3) other U.S. or foreign government statistics such as GNP, and net import and export figures derived from governmental publications, e.g., The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic business, investment, or financial environment in which a Fund operates; (4) the effect of tax-deferred compounding on a Fund's investment returns, or on returns in general, may be illustrated by graphs, charts, etc. where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (5) the sectors or industries in which a Fund invests may be compared to relevant indices or surveys (e.g., S&P Industry Surveys) in order to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

                                   MANAGEMENT

The names, addresses, positions and principal occupations of the directors and executive officers of the Portfolios are given below.

Name and Address                         Age      Position     Principal Occupation(s) During Past 5 Years
----------------                         ---      --------     -------------------------------------------

Madeline Betsch                          55       Director     Currently  retired;  until April 1994,  was Executive
19 South 1st Street                                            Vice  President,  Director  of  Client  Services,  of
Minneapolis, Minnesota 55401                                   CME-KHBB   Advertising  since  May  1985,  and  prior
                                                               thereto was a Vice  President  with  Campbell-Mithun,
                                                               Inc. (advertising agency) since February 1977.

W. William Hodgson                       73       Director     Currently retired;  served as information manager for
1698 Dodd Road                                                 the  North  Central  Home  Office  of the  Prudential
Mendota Heights, Minnesota 55118                               Insurance Company of America from 1961 until 1984.


George R. Long                           68       Director     Chairman of  Mayfield  Corp.  (financial  consultants
29 Las Brisas Way                                              and venture capitalists) since 1973.
Naples, Florida 33963

J. Peter Thompson                        66       Director     Grain farmer in  southwestern  Minnesota  since 1974.
Route 1                                                        Prior to that,  Mr.  Thompson  was  employed by Paine
Mountain Lake, Minnesota 56159                                 Webber,   Jackson   &   Curtis,   Incorporated,    (a
                                                               diversified   financial   services   concern),   most
                                                               recently  as  Senior  Vice   President   and  General
                                                               Partner.

Charles H. Withers                       71       Director     Currently  retired;   was  Editor  of  the  Rochester
Rochester Post Bulletin                                        Post-Bulletin,   Rochester,   Minnesota   from   1960
P.O. Box 6118                                                  through March 31, 1980.
Rochester, Minnesota 55903

Noel P. Rahn                             59       President    Chief  Executive  Officer and a Director of IAI since
3700 First Bank Place                                          1974.  Mr.  Rahn is also  President  of the other IAI
P.O. Box 357                                                   Mutual Funds and of LifeUSA Funds, Inc.
Minneapolis, Minnesota 55440

William C. Joas                          35       Secretary    Vice  President  of IAI and has served as an attorney
3700 First Bank Place                                          for IAI since  1990.  Mr. Joas is also  Secretary  of
P.O. Box 357                                                   the other IAI Mutual Funds and of LifeUSA Funds, Inc.
Minneapolis, Minnesota 55440


                                       16



Name and Address                         Age      Position     Principal Occupation(s) During Past 5 Years
----------------                         ---      --------     -------------------------------------------

David Koehler                            61         Vice       Independent  training and marketing  consultant  from
601 Second Avenue South                           President    1993 to  current.  Prior to that  time,  Mr.  Koehler
P.O. Box 357                                                   was a partner at IAI Venture Capital Group.
Minneapolis, Minnesota 55440



Susan J. Haedt                           36       Treasurer    Vice   President   of  IAI  and   Director   of  Fund
3700 First Bank Place                                          Operations.  Prior to  joining  the IAI in 1992,  Ms.
P.O. Box 357                                                   Haedt  served  as  a  Senior  Manager  at  KPMG  Peat
Minneapolis, Minnesota 55440                                   Marwick LLP, (an  international  tax,  accounting and
                                                               consulting  firm).  Ms.  Haedt is also  Treasurer  of
                                                               the other IAI Mutual Funds and of LifeUSA Funds, Inc.


     Each Fund has agreed to reduced initial subscription requirements for employees and directors of a Fund or IAI, their spouses, children and grandchildren. With respect to such persons, the minimum initial investment in one or more of the IAI Family of Funds is $500; provided that the minimum amount that can be allocated to any one of the Funds is $250. Subsequent subscriptions are limited to a minimum of $100 for each of the Funds.

     No compensation is paid by the Fund to any of its officers. Directors who are not affiliated with IAI receive from the IAI Mutual Funds a $15,000 annual retainer, $2,500 for each Board meeting attended, $3,600 for each Audit Committee meeting attended (as applicable) and $1,800 for each Securities Valuation Committee meeting attended. Each Fund will pay its pro rata share of these fees based on its net assets. Such unaffiliated directors also are reimbursed for expenses incurred in connection with attending meetings.

                                                                 Compensation      Aggregate Compensation
                                          Compensation               from               from the 19
                                              from                Developing         IAI Mutual Funds**
      Name of Person, Position         International Fund*     Countries Fund*
      ------------------------         -------------------     ---------------      ----------------------

Betsch, Madeline  -  Director                $2,358                  $263                 $37,200
Hodgson, W. William  - Director              $2,358                  $263                 $37,200
Long, George R.  -  Director                 $2,367                  $263                 $37,200
Thompson, J. Peter  -  Director              $2,358                  $263                 $37,200
Withers, Charles H.  -  Director             $2,367                  $263                 $37,200
-------------------------
*        For the fiscal year ended January 31, 1998.
**       For the  calendar  year ended  December  31,  1997;  excludes  expenses incurred in connection with attending meetings.

     The Board of Directors for each of the Funds has approved a Code of Ethics. The Code permits access persons to engage in personal securities transactions subject to certain policies and procedures. Such procedures prohibit certain persons from acquiring of any securities in an initial public offering. In addition, securities acquired through private placement must be pre-cleared. Procedures have been adopted which would implement blackout periods for certain securities, as well as a ban on short-term trading profits. Additional policies prohibit the receipt of gifts in certain instances. Procedures have been implemented to monitor employee trading. Each access person is required to certify annually that they have read and understood the Code of Ethics. An annual report is provided to the Funds' Board of Directors summarizing existing procedures and changes, identifying material violations and recommending any changes needed.

     Effective February 1998, the directors have agreed that the position of Board Chair shall rotate from director to director on a quarterly basis.

     IAI's ultimate corporate parent is Lloyds TSB Group, plc ("Lloyds TSB"), a publicly-held financial services organization headquartered in London, England. Lloyds TSB is one of the largest personal and corporate financial services groups in the United Kingdom, engaged in a wide range of activities including commercial and retail banking. The principal offices of Lloyds TSB are located at St. George's House, 6 - 8 Eastcheap, London, EC3M 1LL.

HISTORY

     Each Fund is a separate portfolio of IAI Investment Funds III, Inc., a Minnesota corporation whose shares of common stock are currently issued in two series (Series A and B). The investment portfolio represented by Series A common shares is referred to as "IAI International Fund." The investment portfolio represented by Series B common shares is referred to as "IAI Developing Countries Fund." On June 25, 1993, International Fund's shareholders approved, amended and restated Articles of Incorporation, which provided that the registered investment company whose corporate name had been IAI International Fund, Inc. be renamed "IAI Investment Funds III, Inc."

MANAGEMENT AGREEMENT

     Effective April 1, 1996, pursuant to a Management Agreement between each Fund and IAI, IAI agreed to provide each Fund with investment advice, statistical and research facilities, and certain equipment and services, including, but not limited to, office space and necessary office facilities, equipment, and the services of required personnel and, in connection therewith, IAI has the sole authority and responsibility to make and execute investment decisions for each Fund within the framework of a Fund's investment policies, subject to review by the directors of a Fund. In addition, IAI agreed to provide or arrange for the provision of all required administrative, stock transfer, redemption, dividend disbursing, accounting, and shareholder services including, without limitation, the following: (1) the maintenance of a Fund's accounts, books and records; (2) the calculations of the daily net asset value in accordance with a Fund's current Prospectus and Statement of Additional Information; (3) daily and periodic reports; (4) all information necessary to complete tax returns, questionnaires and other reports requested by a Fund; (5) the maintenance of stock registry records; (6) the processing of requested account registration changes, stock certificate issuances and redemption requests; (7) the administration of payments and dividends and distributions declared by a Fund; (8) answering shareholder questions, (9) providing reports and other information and (10) other services designed to maintain shareholder accounts. IAI will also reimburse each Fund for paying qualifying third parties that provide such services. In return for these services, each Fund has agreed to pay IAI an annual fee as a percentage of the Fund's average daily net assets as set forth below:


                            DEVELOPING COUNTRIES FUND

             Daily Net Assets                   Fee IAI Receives Annually
             ----------------                   -------------------------

             For the first $100 million                      2.00%
             For the next $100 - $250 million                1.95%
             For the next $250 - $500 million                1.75%
             Above $500 million                              1.65%

                               INTERNATIONAL FUND

             Daily Net Assets                   Fee IAI Receives Annually
             ----------------                   -------------------------

             For the first $100 million                      1.70%
             For the next $100 - $250 million                1.45%
             For the next $250 - $500 million                1.30%
             Above $500 million                              1.30%


     Under the Management Agreement, except for brokerage commissions and other expenditures in connection with the purchase and sale of portfolio securities, interest expense, and, subject to the specific approval of a majority of the disinterested directors of a Fund, taxes and extraordinary expenses, IAI has agreed to pay all of a Fund's other costs and expenses, including, for example, costs incurred in the purchase and sale of assets, taxes, charges of the custodian of a Fund's assets, costs of reports and proxy material sent to Fund shareholders, fees paid for independent accounting and legal services, costs of printing Prospectuses for Fund shareholders and registering a Fund's shares, postage, insurance premiums, and costs of attending investment conferences. The

Management Agreement further provides that IAI will either reimburse a Fund for the fees and expenses it pays to directors who are not "interested persons" of a Fund or reduce its fee by an equivalent amount. IAI is not liable for any loss suffered by a Fund in the absence of willful misfeasance, bad faith or negligence in the performance of its duties and obligations.

     The following table contains relevant information concerning fees each Fund paid under the Management Agreement for the indicated periods:

                           Period                         Net Assets         Management Fee         IAI Waiver*
                           ------                         ----------         --------------         -----------

     Developing Countries  Period 2/1/97 to 1/31/98     $  7,943,094           $    239,502         $   1,334
                           Period 4/1/96 to 1/31/97     $ 11,981,607           $    178,066         $     619

     International         Period 2/1/97 to 1/31/98     $ 63,348,647           $  1,762,718         $  11,961
                           Period 4/1/96 to 1/31/97     $116,191,236           $  1,743,676         $   8,225

   * Resulting from IAI's reduction of its Management Fee in the amount representing each Fund's pro rata payment of director's fees and expenses.

SUBADVISORY AGREEMENTS

     Under the Subadvisory Agreements, as amended, between IAI International Ltd. and IAI dated January 23, 1995 (Developing Countries Fund) and January 28, 1987 (International Fund) and last approved by the Board on November 4, 1997, IAI has delegated to IAI International Ltd. the sole authority and responsibility to make and execute investment decisions for each Fund within the framework of the Fund's investment policies, subject to review by IAI and the directors of the Fund. Under the Subadvisory Agreement, IAI has agreed to pay IAI International Ltd. an annual fee as a percentage of each Fund's average daily net assets as set forth below:

                            DEVELOPING COUNTRIES FUND

             Daily Net Assets                            Annual Fee
             ----------------                            ----------

             For the first $200 million                  1/2 of 1.25%
             For the next $200 million                   1/2 of 1.10%
             Above $400 million                          1/2 of 1.00%

                               INTERNATIONAL FUND

             Daily Net Assets                            Annual Fee
             ----------------                            ----------

             For the first $100 million                  1/2 of 1.00%
             For the next $100 million                   1/2 of .85%
             For the next $100 million                   1/2 of .75%
             Above $300 million                          1/2 of .70%

     For the fiscal year ended January 31, 1998, IAI paid IAI International $524,177 on behalf of International Fund and $75,103 on behalf of Developing Countries Fund.

PRIOR AGREEMENTS

     Effective March 31, 1996, the Investment Advisory Agreement between each Fund and IAI terminated and was replaced by the Management Agreement described above.

     Under the Investment Advisory Agreement, Developing Countries Fund had agreed to pay IAI an advisory fee at an annual rate of 1.25% of the Fund's average daily net assets of the first $100,000,000 in assets, 1.10% for the next $100,000,00 in assets and 1.00% for assets above $400,000,000. Through March 31, 1996, IAI voluntarily agreed to waive certain fees so that total Developing Countries Fund expenses do not exceed 2.00% of average daily net assets on an annual basis. International Fund had agreed to pay IAI a monthly fee of 1.00% per year of International Fund's average month-end net assets for the first $100,000,000 in assets, 0.85% for the next $100,000,000 in assets, 0.75% for the next $100,000,000 in assets, and 0.70% for assets above $300,000,000.

     The following table contains relevant information concerning fees each Fund paid under the Advisory Agreement:

                                           Period                     Advisory Fee         Fee Waiver
                                           ------                     ------------         ----------

           Developing Countries Fund       2-1-96 to 3-31-96           $     1,859          $ 14,495
                                           2-10-95* to 1-31-96         $     8,362          $ 36,350

           International Fund              2-1-96 to 3-31-96           $   223,539          $      0
                                           FYE 1-31-96                 $ 1,368,001          $      0
           -------------------------------
           *    Commencement of operations


DURATION OF AGREEMENTS

     Each Management Agreement will terminate automatically in the event of its assignment. In addition, each Agreement is terminable at any time without penalty by the Board of Directors of a Fund or by vote of a majority of a Fund's outstanding voting securities on not more than 60 days' written notice, and by IAI (or IAI International) on 60 days' notice to the counterparty. Each Management Agreement shall continue in effect from year to year only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of directors who are not parties to the Management
Agreement or interested persons of such parties cast in person at a meeting called for the purpose of voting on such approval.

                                CUSTODIAL SERVICE

     The custodian for the Funds is Norwest Bank Minnesota, N.A. Norwest Center, Sixth and Marquette, Minneapolis, MN 55479. Norwest has entered into an agreement with Morgan Stanley Trust Company, 1 Pierrepont Plaza, Brooklyn, New York ("Morgan Stanley") which enables Developing Countries Fund and International Fund to utilize the subcustodian and depository network of Morgan Stanley.

               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

     Most of the Fund's portfolio transactions are effected with dealers without the payment of brokerage commissions but at a net price which usually includes a spread or markup. In effecting such portfolio transactions on behalf of a Fund, IAI seeks the most favorable net price consistent with the best execution.

     Generally, however, a Fund must deal with brokers. IAI selects and (where applicable) negotiates commissions with the brokers who execute the transactions for such Fund. The primary criteria for the selection of a broker is the ability of the broker, in the opinion of IAI, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission and considering the state of the market at the time. In selecting a broker, IAI may consider whether such broker provides brokerage and research services (as defined in the Securities Exchange Act of 1934). IAI may direct Fund transactions to brokers who furnish research services to IAI. Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. By allocating brokerage business in order to obtain research services for IAI, a Fund enables IAI to supplement its own investment research activities and allows IAI to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for a Fund. To the extent such commissions are directed to brokers who furnish research services to IAI, IAI receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these commissions. Generally a Fund pays higher than the lowest commission rates available.

     IAI believes that most research services obtained by it generally benefit one or more of the investment companies or other accounts which it manages. Normally research services obtained through commissions paid by the managed fund investing in common stocks and managed accounts investing in common stocks would primarily benefit the fund and accounts.

     There is no formula for the allocation by IAI of each Fund's brokerage business to any broker-dealers for brokerage and research services. However, IAI will authorize a Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged only if IAI determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or IAI's overall responsibilities with respect to the accounts as to which it exercises investment discretion.

     Although investment decisions for a Fund are made independently from other accounts as to which IAI gives investment advice, it may occasionally develop that the same security is suitable for more than one account. If and when more than one account simultaneously purchase or sell the same security, the transactions will be averaged as to price and allocated as to amount in accordance with arrangements equitable to each Fund and such accounts. The simultaneous purchase or sale of the same securities by a Fund and other accounts may have detrimental effects on the Fund, as they may affect the price paid or received by a Fund or the size of the position obtainable by a Fund.

     Consistent with the Rules of Fair Conduct of the National Association of Securities Dealers, Inc. and subject to the policies set forth in the preceding paragraphs and such other policies as the Board of Directors of the Fund may determine, IAI may consider sales of shares of a Fund as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

     Brokerage commissions, listed below, were paid by each Fund for the fiscal years (or periods) ended January 31. During these periods, a percentage of commissions were paid to brokerage firms that provided research services to IAI, although the provision of such services was not necessarily a factor in the placement of all such business with such firms.

                                                                        Percentage of
                                                                    Commissions to Brokers
Fund                                Amount of Commissions             Providing Research
----                         -----------------------------------   -----------------------
                               1998        1997         1996                1998
                               ----        ----         ----                ----
Developing Countries        $  66,856   $  77,204    $   8,853*             13.02%
International               $ 549,653   $ 512,536    $ 373,502              13.66%
---------------------
*For the period from February 10, 1995 (inception) through January 31, 1996.


                                  CAPITAL STOCK

     Each Fund is a separate portfolio of IAI Investment Funds III, Inc., a Minnesota corporation whose shares of common stock are currently issued in two series (Series A and B). Each share of a series is entitled to participate pro rata in any dividends and other distributions of such series and all shares of a series have equal rights in the event of liquidation of that series. The Board of Directors of IAI Investment Funds III, Inc., is empowered under the Articles of Incorporation of such company to issue other series of the company's common stock without shareholder approval. IAI Investment Funds III, Inc., has authorized 10,000,000,000 shares of $.01 par value common stock to be issued as Series A common shares, and 10,000,000,000 shares of $.01 par value common stock to be issued as Series B common shares. As of January 31, 1998, Developing Countries Fund had 1,106,572 shares outstanding and International Fund had 6,174,816 shares outstanding.

     As of April 28, 1998, no person held of record or, to the knowledge of International Fund, beneficially owned more than 5% of the outstanding shares of International Fund, except as set forth in the following table:

      ===========================================================================================================
      Name and Address of Shareholder                              Number of Shares          Percent of Class
      ===========================================================================================================

      Hawaiian Trust Company Limited Agent for                        390,256.965                  9.46
      FSM National Government Fund fbo Yap State
      Monetization Investment Acct. #140022302
      PO Box 1930
      Honolulu, HI 96805-1930

      First Trust National Association Trustee                        244,976.989                  5.94
      Polaris Industries LP 401(k) Retirement Plan
      Attn:  Mutual Funds 31201352-3
      St. Paul, MN 55164-0010

      Charles Schwab & Co., Inc.                                      286,433.178                  6.94
      SPL Custody A/C for Excl Bnft. of Cust.
      Attn:  Mutual Funds Dept - Int Reim
      101 Montgomery Street
      San Francisco, CA 94104

     In addition, as of April 28, 1998, the Fund's officers and directors as a group owned approximately 1.23% of the Fund's outstanding shares.

     As of April 28, 1998, no person held of record or, to the knowledge of Developing Countries Fund, beneficially owned more than 5% of the outstanding shares of Developing Countries Fund, except as set forth in the following table:

      ===========================================================================================================
      Name and Address of Shareholder                              Number of Shares          Percent of Class
      ===========================================================================================================

      Sisters of St. Joseph of Carondelet                             63,195.423                   5.65
      St. Paul Province
      Attn:  Patrick Croke
      1884 Randolph Avenue
      St. Paul, MN 55105

      Congdon Trust                                                   98,384.960                   8.80
      302 West Superior Street
      Suite 807
      Duluth, MN 55802-1864



     In addition, as of April 28, 1998, Developing Countries Fund's officers and directors as a group owned less than 1.00% of Developing Countries Fund's outstanding shares.


                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

     The portfolio securities in which each Fund invests fluctuate in value, and hence, for each Fund, the net asset value per share also fluctuates.

     The net asset value per share of a Fund is determined once daily as of the close of trading on the New York Stock Exchange on each business day on which the New York Stock Exchange is open for trading, and may be determined on additional days as required by the Rules of the Securities and Exchange Commission. The New York Stock Exchange is closed, and the net asset value per share of a Fund is not determined, on the following national holidays: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     On January 31, 1998, the net asset value and public offering price per share of Developing Countries Fund was calculated as follows:

NAV =      Net Assets ($7,943,094)        =    $7.18
           -----------------------------
           Shares Outstanding (1,106,572)

     On January 31, 1998, the net asset value and public offering price per share of International Fund was calculated as follows:

NAV =      Net Assets ($63,348,647)       =    $10.26
           -----------------------------
           Shares Outstanding (6,174,816)

     Each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders and such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. In such circumstances, customer orders will be priced at a Fund's NAV next computed after they are accepted by an authorized broker or the broker's authorized designee.

                        PURCHASES AND REDEMPTIONS IN KIND

     In extraordinary circumstances, Fund shares may be purchased for cash or in exchange for securities which are permissible investments of a Fund, subject to IAI's discretion and its determination that the securities are acceptable. Securities accepted in exchange will be valued on the basis of market quotations, or if market quotations are not available, by a method that IAI believes accurately reflects fair value. In addition, securities accepted in exchange are required to be liquid securities that are not restricted as to transfer. Also in extraordinary circumstances, Fund shares may be redeemed in exchange for readily marketable securities held by a Fund. Securities redeemed in exchange will be valued on the basis of market quotations, or if market quotations are not available, by a method that IAI believes accurately reflects fair value.

                                   TAX STATUS

     The tax status of the Funds and the distributions of the Funds are summarized in the Prospectus under "Dividends, Distributions and Tax Status."

     Because it is expected that no portion of the net investment income of the Funds will derive from dividends from domestic corporations, it is probable that no portion of the dividends paid by the Funds will qualify for the 70% deduction for dividends received under the provisions of Internal Revenue Code of 1986, as amended (the "Code").

     If Fund shares are sold or otherwise disposed of more than one year from the date of acquisition, the difference between the price paid for the shares and the sales price generally will result in long-term capital gain or loss to the Fund shareholder if, as is usually the case, the Fund shares are a capital asset in the hands of the Fund shareholder at that time. For shareholders who are individuals, estates, or trusts, the gain or loss will be considered long-term if the shareholder has held the shares for more than 18 months and mid-term if the shareholder has held the shares for more than one year but not more than 18 months. However, under a special provision in the Code, if Fund shares with respect to which a long-term capital gain distribution has been, or will be, made are held for six months or less, any loss on the sale or other disposition of such shares will be long-term capital loss to the extent of such gain distribution.

     Ordinarily, distributions and redemption proceeds earned by Fund shareholders are not subject to withholding of federal income tax. However, each Fund is required to withhold 31% of a shareholder's distributions and redemption proceeds upon the occurrence of certain events specified in Section 3406 of the Code and regulations promulgated thereunder. These events include the failure of a Fund shareholder to supply the Fund with such shareholder's taxpayer identification number, and the failure of a Fund shareholder who is otherwise exempt from withholding to properly document such shareholder's status as an exempt recipient. Additionally, distributions may be subject to state and local income taxes, and the treatment thereunder may differ from the federal income tax consequences discussed above.

     Under the Code, each Fund will be subject to a non-deductible excise tax equal to 4% of the excess, if any, of the amount of investment income and capital gains required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. In order to avoid this excise tax, each Fund generally must declare dividends by the end of each calendar year representing 98% of each Fund's ordinary income for such calendar year and 98% of its capital gain net income (both long-term and short-term) for the twelve-month period ending October 31 of the same calendar year. The excise tax is not imposed, however, on undistributed income that is already subject to corporate income tax. It is each Fund's policy not to distribute capital gains until capital loss carryovers, if any, either are utilized or expire.

     Some of the investment practices that may be employed by the Funds (i.e., buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short) will be subject to special provisions that, among other things, may defer the use of certain losses of such Funds, affect the holding period of the securities held by the Funds and, particularly in the case of transactions in or with respect to foreign currencies, affect the character of the gains or losses realized. These provisions may also require the Funds to mark-to-market some of the positions in their respective portfolios (i.e., treat them as closed out) or to accrue original discount, both of which may cause the Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualification as a regulated investment company and for avoiding income and excise taxes. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities. Each Fund will monitor its transactions and may make certain elections in order to mitigate the effect of these rules and prevent disqualification of the Funds as regulated investment companies.

     Each Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company ("PFIC"). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is "passive income" or 50% or more of the average value of its assets consists of assets that produce or are held for the production of "passive income". If a Fund invests in a PFIC, it may be subject to income tax and an interest charge on certain dividends and capital gains earned from those investments, regardless of whether such income and gains are distributed to shareholders. In addition, if a Fund sells shares of a PFIC, any capital gain on the sale will be deemed to be ordinary income regardless of how long the Fund has held its investment.

     Generally, in order to qualify as a regulated investment company under Subchapter M of the Code, each Fund must derive at least 90% of its gross income from dividends, interest, and gains from the sale or other disposition of stock or securities. Under the Code, each Fund may include income from options, futures and forward contracts and other gains derived from the Fund's business of investing in stock, securities or currencies in determining qualifying income for purposes of the 90% test. Treasury regulations may exclude foreign currency gains not directly related to a Fund's principal business of investing in stocks or securities (or options and futures with respect to stock or securities). It is impossible to predict what amount of such gains, if any, future Treasury regulations will exclude from qualifying income.

     Under the Code, dividends of net investment income received from a Fund by a shareholder who, as to the United States, is a nonresident alien individual, nonresident fiduciary of a foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder") are subject to a withholding tax of 30% (or such lower rate as is prescribed by the income tax convention, if any, in force between the U.S. and the foreign shareholder's country) without regard to the amount of gross income that a Fund derives from sources within the United States. Distributions of net long-term capital gains to a foreign shareholder will not be subject to U.S. tax unless the foreign shareholder is engaged in a U.S. trade or business to which the distributions are attributable, the gains are attributable to the disposition of a United States real property interest, or, in the case of a foreign shareholder who is a nonresident alien individual, such foreign shareholder is physically present in the United States for more than 182 days during the taxable year.

     A disposition of shares in a Fund by a foreign shareholder resulting in alternative minimum taxable income or net United States real property gain to the foreign shareholder may be subject to U.S. tax and withholding if the shares constitute United States real property interests under the Code. It is not expected that the shares of a Fund will constitute such interests, and a Fund will furnish affidavits to such effect if necessary and appropriate to avoid application of U.S. tax or withholding on a disposition of shares.

     Income received from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax applicable to such income in advance since the precise amount of a Fund's assets to be invested in various countries is not known. Any amount of taxes paid by the Fund to foreign countries will reduce the amount of income available to a Fund for distributions to shareholders.

     If a Fund is liable for foreign taxes, such Fund expects to meet the requirements of the Code for passing through to its shareholders foreign taxes paid, but there can be no assurance that a Fund will be able to do so. Under the Code, if more than 50% of the value of a Fund's total assets at the close of its taxable year consist of stock or securities of foreign corporations, a Fund may file an election with the Internal Revenue Service to pass through to the Fund's shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income their pro rata share of the foreign taxes paid by a Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income or use their share as a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by a Fund will pass through for that year.

     Under the Code, the amount of foreign taxes for which a shareholder may claim a foreign tax credit is subject to limitation based on certain categories applicable to the income subjected to foreign tax. Specifically, the available foreign tax credit must be determined separately with respect to nine categories of income. Each Fund may have foreign source income allocable to the four following categories: (i) passive income; (ii) high withholding tax interest;
(iii) dividends from a non-controlled foreign corporation pursuant to Section 902 of the Code; and (iv) other income not specifically categorized. Of these categories, a substantial part of a Fund income is likely to constitute passive income. However, in the absence of specific regulatory guidance on the application of the income categories, such Fund cannot assure shareholders of the correctness of any allocation made.

     The foregoing is a general and abbreviated summary of the Code and Treasury regulations in effect as of the date of the Funds' Prospectus and this Statement of Additional Information.

                        LIMITATION OF DIRECTOR LIABILITY

     Under Minnesota law, each Fund's Board of Directors owes certain fiduciary duties to the Fund and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director
(i) for any breach of the director's duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of IAI Investment Funds III, Inc., limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act of 1940 (which Act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).

     Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" of the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers.) Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act of 1940 and the rules and regulations adopted under such Act.

                              FINANCIAL STATEMENTS

     The financial statements, included as part of the Funds' 1998 Annual Report to Shareholders, are incorporated herein by reference. Such Annual Report may be obtained by shareholders on request from the Funds at no additional charge.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

RATINGS BY MOODY'S
------------------

CORPORATE BONDS

     Aaa. Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds rated Baa are considered medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characteristizes bonds in this class.

     B.  Bonds  rated  B  generally  lack   characteristics   of  the  desirable
investment. Assurances of interest and principal payment or maintenance of other terms of the contract over any long period of time may be small.

     Caa. Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca. Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C. Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Conditional Ratings. The designation "Con." followed by a rating indicates bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings or projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. With respect to municipal securities, those bonds in the Aa, A, Baa, Ba, and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

COMMERCIAL PAPER

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Prime - 1 Superior ability for repayment of senior short-term debt obligations

     Prime  -  2  Strong  ability  for  repayment  of  senior   short-term  debt
obligations

     Prime - 3 Acceptable ability for repayment of senior short-term debt obligations

     If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.


RATINGS BY S&P
--------------

CORPORATE BONDS

     AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

     BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB-rating.

     CCC. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

     CC. Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

     C. The rating C typically applied to debt subordinated to senior debt which assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

     C1. The rating C1 is reserved for income bonds on which no interest is being paid.

     D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. The D rating will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     In order to provide more detailed indications of credit quality, S&P's bond letter ratings described above (except for the AAA category) may be modified by the addition of a plus or a minus sign to show relative standing within the rating category.

COMMERCIAL PAPER

     A. This highest rating category indicates the greatest capacity for timely payment. Issues in this category are further defined with the designations 1, 2, and 3 to indicate the relative degree to safety.

     A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

     A-2. Capacity for timely payments on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designed A-1.

     A-3. Issues carrying this designation have adequate capacity for timely repayment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.